ZIONS BANCORPORATION

ZIONS BANCORPORATION

A COLLECTION OF GREAT BANKS

1
2010 Investor Day
February 11, 2010
Salt Lake City

Table of Contents
➢ Overview
 ➢ Geography & Footprint Economics
 ➢ Business Mix
 ➢ Customer Growth / Retention
 ➢ Net Interest Margin
 ➢ Credit Quality - Big Picture
 ➢ Efficiency
 ➢ Capital
 ➢ Shareholder Dilution
➢ Construction
 ➢ Residential
 ➢ Commercial
➢ National Real Estate: SBA 504 Program
➢ Term Commercial Real Estate
➢ Energy Portfolio
➢ Small Business Lending
➢ Investment Securities & Interest Rate Sensitivity
➢ Summary and Outlook

Introductory Overview

THE COMMERCE BANK
THE COMMERCE BANK
ZIONS BANK
NEVADA STATE BANK
CALIFORNIA BANK TRUST
National Bank
VECTRA BANK
AmegyBank

Bank	Headquarters	Offices	Assets	Deposits
Zions Bank	Salt Lake City	128	$20.4B	$14.0B
CB&T	San Diego	106	$11.3B	$9.9B
Amegy	Houston	84	$12.3B	$9.2B
NBA	Phoenix	76	$4.8B	$3.8B
NSB	Las Vegas	58	$4.7B	$3.6B
Vectra	Denver	39	$2.4B	$2.0B
Commerce-WA	Seattle	1	$0.8B	$0.7B
Commerce-OR	Portland	1	$0.08B	$0.05B

4Q 2009 Average Balances

ZIONS BANCORPORATION

A COLLECTION OF GREAT BANKS

A Collection of Great Banks

#1 Ranking Among Regional & Western Banks

10.0%
9.0%
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
9.6%
7.6%
7.5%
7.1%
6.2%
6.2%
5.7%
5.1%
5.1%
4.2%
4.2%
2.9%
2.8%
2.7%
2.7%
2.2%
1.6%
0.7%
ZION
FBP
SNV
STI
BBT
WFC
BOKF
FHN
RF
MI
USB
KEY
CMA
ASBC
BPOP
FITB
MTB
HBAN

Source: SNL Financial

ZIONS BANCORPORATION

A COLLECTION OF GREAT BANKS

Long-Term Growth Engine
Footprint Population Growth Estimates from SNL Financial (2009-2014)

Advantages of Multi-Bank Model
• Local Decisions
 – Quick turnaround of lending decisions
 – Customer access to decision-maker
 – Relationship approach leads to strong business banking =
 stronger DDA balances
 – Breadth of products of a regional/super-regional bank
 – Service levels of a community bank
 – Pricing flexibility by market
• Superior Local Knowledge
 – Avoid buying the business (thin spreads/ROEs)
 – Avoid credit losses due to market or product inexperience

Other*
4%
Other Consumer
8%
Consumer 1-4
Family
9%
CRE Term
18%
Comm
Construction
9%
Residential
Construction
5%
Owner Occ
22%
C&I
25%
C&I
47%

2009 Percent of Net Operating Profit Before Tax
Retail
9%
Business
91%

ZIONS BANCORPORATION

A COLLECTION OF GREAT BANKS

Strong Focus on Business Banking - Loan Mix, Profit Mix
Consumer
22%
CRE
32%
*Includes FDIC Supported Assets
* Commercial Loans: 79%
* Retail & Other Loans: 21%

Coml - Brokered
4%
Coml - TIME/CD
3%
Coml - Int Bearing
25%
Coml - Non-Int Bearing
23%
Retail - Non-Int
Bearing
6%
Retail - Int Bearing
28%
Retail - TIME/CD
9%
Retail - IRA
2%

ZIONS BANCORPORATION
A COLLECTION OF GREAT BANKS

Deposit Composition
• Retail: 45%
• Commercial: 55%

Zions’ Strengths
• Annual core pretax, pre-credit earnings range of $900 million to $950 million
 – NIM: 3.81%, ranked #2 of regional banks/peers*
 – Best among peers* for non-interest bearing deposits as a percent of earning assets
• Strong allowance for credit loss: 4.3% of loans
• Low original LTV ratios on term commercial real estate loans
• Successful bidder on four FDIC assisted transactions; paying agent on two resolutions
• Markets with nation’s strongest long term growth profile
• Competitive operating cost structure
 – Expense / Loan ratio: Best quartile
*Peer group includes U.S. regional banks with assets greater than $20 billion and less than $200 billion plus footprint competitors WFC and USB.

Total Products and Customers by Affiliate

Count of Customers shown in 000's

		Retail Customer Base		*Non-Retail Customer Base*	
		Total Customers[1]	Pct Change	Total Customers[1]	Pct Change
2007	Amegy Bank of Texas	288		57	
	California Bank & Trust	221		65	
	National Bank of Arizona	223		40	
	Nevada State Bank	222		31	
	Vectra Bank Colorado	108		23	
	Zions First National Bank	1,099		120	
	Total Bancorp	***2,161***		***335***	
2009	Amegy Bank of Texas	316	10%	72	27%
	California Bank & Trust	255	15%	82	25%
	National Bank of Arizona	252	13%	43	8%
	Nevada State Bank	291	31%	39	28%
	Vectra Bank Colorado	120	10%	26	13%
	Zions First National Bank	1,057	-4%	133	11%
	Total Bancorp	***2,290***	***6%***	***395***	***18%***

ZIONS BANCORPORATION

A COLLECTION OF GREAT BANKS

Customer Retention and Growth - Total Commercial Customers up 18% (Organic)
Since 2007

Zions’ Challenges
• Rising NPAs, to 5.9% of loans from 5.4% in prior quarter (1)
 – Total delinquent + NPA declined by 2% in 4Q09 compared to the prior quarter
• 2009 net charge-off rate of 2.9%; 4Q09 NCO rate: 3.0% (1)
• Continued securities impairments (OTTI), primarily on
 bank/insurance CDOs - $99.3 million in 4Q
 – Although OCI mark is already reflected in GAAP capital ratios, the difference between Amortized Cost (OTTI mark) and Carrying Value (OCI mark) is $620 million, representing a potential earnings impairment
(1) Excludes FDIC supported assets

Net Interest Margin

4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
WFC
ZION
USB
BBT
ASBC
MTB
FITB
BPOP
SNV
HBAN
STI
FBP
MI
KEY
CMA
RF

ZIONS BANCORPORATION

A COLLECTION OF GREAT BANKS

Net Interest Margin (FY 2009)
Note: Peer group includes U.S. regional banks with assets greater than $20 billion and less than $200 billion plus footprint competitors WFC and USB.
Source: SNL (As Reported NIM - field not available for FHN, BOKF)

3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
-0.5%
-1.0%
-1.5%
-2.0%
BOKF
MTB
WFC
BBT
USB
ZION
ASBC
CMA
FBP
RF
STI
FITB
BPOP
KEY
HBAN
FHN
MI
SNV

ZIONS BANCORPORATION

A COLLECTION OF GREAT BANKS

Risk-adjusted Net Interest Margin* (FY 2009)
*(Net Interest Income - Net Charge-offs)/Average Earning Assets
Note: Peer group includes U.S. regional banks with assets greater than $20 billion and less than $200 billion plus footprint competitors WFC and USB.
Source: SNL

5.0%
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
Zions Bancorporation
Peer Median

ZIONS BANCORPORATION
A COLLECTION OF GREAT BANKS

Note: Peer group includes U.S. regional banks with assets greater than $20 billion and less than $200 billion plus footprint competitors WFC and USB.
Source: SNL (As Reported NIM)
Net Interest Margin (Historical)
Weighted Average Spread
on new production is >4.5%

4.50%
4.25%
4.00%
3.75%
3.50%
Core NIM
Reported NIM
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09

ZIONS BANCORPORATION
A COLLECTION OF GREAT BANKS

Core NIM Trends
Core NIM Performance
• Due to the
 extinguishment/
 reissuance of
 subordinated debt in
 June 2009, Zions
 experiences non-cash
 discount accretion,
 which increases interest
 expense, reducing GAAP
 NIM
Core NIM (excludes discount accretion) has been generally stable
• 1Q09 experienced a temporary dip due to an intentional build-up of excess liquidity during the significant turmoil during late 2008/early 2009.
• Issuance of senior notes in September 2009 had about 8 bps adverse impact on the core NIM in 4Q09.

Avg Demand Deposits to Avg Earning Assets 4Q09
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
CMA
ZION
MTB
FHN
FITB
RF
KEY
BOKF
STI
USB
WFC
ASBC
MI
HBAN
BBT
BPOP
SNV
FBP

130
125
120
115
110
105
100
95
90
2008Q4
2009Q1
2009Q2
2009Q3
2009Q4
ZION
US Commcl Banks

ZIONS BANCORPORATION
A COLLECTION OF GREAT BANKS

Driver of Strong NIM: DDA
Core NIM Performance
• Zions non-interest
 bearing deposit growth
 remains strong
 • ZION: +27% Y/Y
 • US commercial
 banks: +3% Y/Y
DDA Growth - Indexed: 4Q08=100

Monthly Performance Report

NET INTEREST INCOME SPREAD OF NEW LOAN ORIGINATIONS AND AVERAGE DEPOSIT COSTS BY MONTH

ZIONS BANCORPORATION - Marginal Loan Pricing & Deposit Cost - Weighted Average

Loan Spread and Deposit Cost (%)
6.00
5.00
4.00
3.00
2.00
1.00
0.00
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec**
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
Consolidated New Loan Spread
Consolidated Interest Bearing Deposit Costs

*New Loan Spread = Interest Income Rate - matched maturity funds transfer pricing rate.

ZIONS BANCORPORATION

A COLLECTION OF GREAT BANKS

Driver of Strong NIM: New Loan Spread and Deposit Costs

Credit Quality - Big Picture Overview

Total Loans by Bank
Commerce Bank of Washington, 1.4%
Commerce Bank of Oregon, 0.1%
Amegy Bank Of Texas, 21%
Zions First National Bank, 35%
California Bank & Trust, 22%
Vectra Bank Colorado, 5%
Nevada State Bank, 7%
National Bank of Arizona, 9%

2009 Net Charge-offs By Bank
Amegy Bank Of Texas 12%
Zions First National Bank 22%
California Bank & Trust 13%
Vectra Bank Colorado 3%
National Bank of Arizona 19%
Nevada State Bank 31%

ZIONS BANCORPORATION
A COLLECTION OF GREAT BANKS

Loan Portfolio Performance (12/31/2009)

7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Peer Median, 6.44%
Zions, 6.20%
1Q-00
3Q-00
1Q-01
3Q-01
1Q-02
3Q-02
1Q-03
3Q-03
1Q-04
3Q-04
1Q-05
3Q-05
1Q-06
3Q-06
1Q-07
3Q-07
1Q-08
3Q-08
1Q-09
3Q-09
Zions
Peer Median

ZIONS BANCORPORATION

A COLLECTION OF GREAT BANKS

NPAs + Greater than 90 Days Delinquent / Loans + OREO
NPAs & Delinquency Trends
(Regional Bank Peers)
Note: Peer group includes U.S. regional banks with assets greater than $20 billion and less than $200 billion plus footprint competitors WFC and USB.
Source: SNL

4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
Peer Median, 2.97%
Zions, 2.85%
1Q-00
3Q-00
1Q-01
3Q-01
1Q-02
3Q-02
1Q-03
3Q-03
1Q-04
3Q-04
1Q-05
3Q-05
1Q-06
3Q-06
1Q-07
3Q-07
1Q-08
3Q-08
1Q-09
3Q-09
Zions
Peer Median

ZIONS BANCORPORATION

A COLLECTION OF GREAT BANKS

Net Charge-offs as % of Loans*
(Regional Bank Peers)
*Annualized
Note: Peer group includes U.S. regional banks with assets greater than $20 billion and less than $200 billion plus footprint competitors WFC and USB.
Source: SNL

NCOs by Loan Type - YTD thru 3Q09

2.7%
14.5%
10.2%
5.4%
2.4%
20.2%
16.3%
22.7%
1.8%
12.0
10.0
8.0
6.0
4.0
2.0
0.0
Percent of NCOs per Loan Category
Resi Constr
Commcl and A&D Constr
Closed-End Resi
HECL
Multifamily
O/O CRE
Term CRE
C&I*
Revolving and other consumer
ZION NCOs
Regional Peer Median NCOs

ZIONS BANCORPORATION
A COLLECTION OF GREAT BANKS

*The C&I Loans category excludes the impact of a significant credit, of which the majority was recovered in 4Q09.
Net Charge Offs - By Loan Type (Regional Bank Peers)
Percentage of Zions
Total Loans

4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
1.5% 1.4% 1.4% 1.4% 1.4% 1.4% 1.5% 1.5% 1.5% 1.4% 1.5% 1.5% 1.5% 1.5% 1.5% 1.4% 1.3% 1.3% 1.3% 1.2% 1.2% 1.2% 1.2% 1.1% 1.1% 1.1% 1.1% 1.1% 1.0% 1.0% 1.1% 1.2% 1.3% 1.3% 1.5% 1.6% 2.0% 3.0% 3.5% 3.8%
Q1-00 Q2-00 Q3-00 Q4-00 Q1-01 Q2-01 Q3-01 Q4-01 Q1-02 Q2-02 Q3-02 Q4-02 Q1-03 Q2-03 Q3-03 Q4-03 Q1-04 Q2-04 Q3-04 Q4-04 Q1-05 Q2-05 Q3-05 Q4-05 Q1-06 Q2-06 Q3-06 Q4-06 Q1-08 Q2-08 Q3-07 Q4-07 Q1-08 Q2-08 Q3-08 Q4-08 Q1-09 Q2-09 Q3-09 Q4-09

ZIONS BANCORPORATION

A COLLECTION OF GREAT BANKS

ALLL as a % of Loans
Source: SNL (ALLL as a % of Gross Loans)

Allowance for Credit Loss - By Loan Type

Allowance for Credit Loss
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
Commercial-industrial
Leasing
Owner occupied
Resi Construction
Commcl Construction
Term CRE
Home Equity LOC
1-4 Family
Consumer-Construction
Consumer-Revolvers
Consumer-Other

ZIONS BANCORPORATION

A COLLECTION OF GREAT BANKS

Reserves to Non Performing Assets

500%
450%
400%
350%
300%
250%
200%
150%
100%
50%
0%
Zions Bancorporation
Peer Median
Q1-00 Q2-00 Q3-00 Q4-00 Q1-01 Q2-01 Q3-01 Q4-01 Q1-02 Q2-02 Q3-02 Q4-02 Q1-03 Q2-03 Q3-03 Q4-03 Q1-04 Q2-04 Q3-04 Q4-04 Q1-05 Q2-05 Q3-05 Q4-05 Q1-06 Q2-06 Q3-06 Q4-06 Q1-07 Q2-07 Q3-07 Q4-07 Q1-08 Q2-08 Q3-08 Q4-08 Q1-09 Q2-09 Q3-09 Q4-09

Source: SNL

ZIONS BANCORPORATION

A COLLECTION OF GREAT BANKS

Reserves / Trailing 12 Months NCOs
5x
4x
3x
2x
1x
2008Q1
2008Q2
2008Q3
2008Q4
2009Q1
2009Q2
2009Q3
2009Q4
Zions
Peer Median Reserves/NCOs
Peer - Top Quartile
Peer - Bottom Quartile

ZIONS BANCORPORATION

A COLLECTION OF GREAT BANKS

Reserve Coverage of NCOs
Note: Peer group includes U.S. regional banks with assets greater than $20 billion and less than $200 billion plus footprint competitors WFC and USB.
Source: SNL

Consolidated Classified Loans

(Total & Products Based on Outstanding Balance)

Total
Commercial Loans
Commercial Real Estate Loans
Consumer Loans
Mar-07
Jun-07
Sep-07
Dec-07
Mar-08
Jun-08
Sep-08
Dec-08
Mar-09
Jun-09
Sep-09
Dec-09

ZIONS BANCORPORATION

A COLLECTION OF GREAT BANKS

Zions Affiliate Classified Loans

Amegy Bank of Texas
California Bank & Trust
National Bank of Arizona
Nevada State Bank
Vectra Bank of Colorado
ZFNB
ZFNB-NRE
3/31/2007
6/30/2007
9/30/2007
12/31/2007
3/31/2008
6/30/2008
9/30/2008
12/31/2008
3/31/2009
6/30/2009
9/30/2009
12/31/2009

ZIONS BANCORPORATION

A COLLECTION OF GREAT BANKS

Consolidated Non-Accrual Loans

By Product

$2,500,000,000
$2,000,000,000
$1,500,000,000
$1,000,000,000
$500,000,000
$-
Total
Commercial Loans
Total Commercial Real Estate Loans
Consumer Loans
Commercial Loans
Commercial Construction
Commercial Term
Residential Construction
Consumer Loans
Overdraft Protection
Mar-07
Jun-07
Sep-07
Dec-07
Mar-08
Jun-08
Sep-08
Dec-08
Mar-09
Jun-09
Sep-09
Dec-09

ZIONS BANCORPORATION

A COLLECTION OF GREAT BANKS

Consolidated CRE Non-Accrual Loans

By Product

$450,000,000
$400,000,000
$350,000,000
$300,000,000
$250,000,000
$200,000,000
$150,000,000
$100,000,000
$50,000,000
$-
Commercial Construction
Commercial Term
Residential Construction
Mar-07
Jun-07
Sep-07
Dec-07
Mar-08
Jun-08
Sep-08
Dec-08
Mar-09
Jun-09
Sep-09
Dec-09

ZIONS BANCORPORATION

A COLLECTION OF GREAT BANKS

Zions Affiliate Non-Accrual Loans

(Outstanding Balance $000s)

600,000
500,000
400,000
300,000
200,000
100,000
0
Amegy Bank of Texas
California Bank & Trust
National Bank of Arizona
Nevada State Bank
Vectra Bank of Colorado
ZFNB
ZFNB-NRE
3/31/2007
6/30/2007
9/30/2007
12/31/2007
3/31/2008
6/30/2008
9/30/2008
12/31/2008
3/31/2009
6/30/2009
9/30/2009
12/31/2009

ZIONS BANCORPORATION

A COLLECTION OF GREAT BANKS

Over 50% of Top 20 are Current

ZIONS BANCORPORATION
Top 20 Largest Non-Accrual Loans
December 31, 2009
(Unit=$000)

Bank	Borrower	Principal Balance	Collateral	Current (Y/N)
ABT	Customer 1	$37,111	Industrial - Warehouse/Manufacturing (storage and/or assembling of a product)	Y
ABT	Customer 2	$23,475	Regional Shopping Center	Y
ABT	Customer 3	$19,697	Office Building(s)	N
CBT	Customer 4	$19,636	Equipment	Y
ZFNB	Customer 5	$19,423	Residential Land Held for Development - Single Family	N
ABT	Customer 6	$19,347	Agriculture	Y
NSB	Customer 7	$19,014	Gaming Property	Y
ABT	Customer 8	$18,437	Residential Land in Development - Single Family	N
ZFNB	Customer 9	$15,154	Residential Land in Development - Single Family	N
ABT	Customer 10	$13,769	Commerical Land Held for Development - Retail	Y
ABT	Customer 11	$13,500	Commercial Land Held for Development - Other	Y
ZFNB	Customer 12	$12,906	Assignment of Contract/Note Receivable	Y
ABT	Customer 13	$12,630	Residential Land in Development - Single Family	Y
ZFNB	Customer 14	$12,409	Commercial Land in Development - Multi Family 5+	N
ABT	Customer 15	$11,943	Assignment of Oil & Gas Production	N
ABT	Customer 16	$11,887	Regional Shopping Center	Y
ABT	Customer 17	$11,226	Regional Shopping Center	N
ZFNB	Customer 18	$11,024	Residential Land in Development - Single Family	Y
VBC	Customer 19	$10,420	Stand-alone Retail Facility	Y
ABT	Customer 20	$10,213	Commercial Land Held for Development - Other	Y

ZIONS BANCORPORATION

A COLLECTION OF GREAT BANKS

Zions’ Top 20 Non-Accrual Loans

9/30/2009 Beginning Balances O/S	New Non Accrual O/S	Increased Balance O/S	Changed to Accrual Status O/S	Paid Off O/S	Paid Down O/S	Charged Off/Down O/S	Trans-ferred to OREO O/S	12/31/2009 Ending Balance O/S	Percent Increase/ Decrease
Total Nonaccrual	$1,816	$863	$21	-$106	-$85	-$117	-$297	-$99	$1,994	9.8%
Prior quarter		$873	$16	-$46	-$89	-$121	-$324	-$128		
Change from prior quarter		-1.1%	27.5%	130.4%	-4.4%	-2.9%	-8.2%	-22.7%		

Nonaccrual Loan Resolution Trends ($M)
$1,000
$800
$600
$400
$200
$0
3Q09
4Q09
Inflows
Favorable Resolution
Unfavorable Resolution
Net Change NPAs

ZIONS BANCORPORATION
A COLLECTION OF GREAT BANKS

Nonaccrual Loan Migration
- Nonaccrual loan inflows
 have stabilized; expect
 receding to begin in early
 2010
- Favorable resolutions
 increased 21% vs. 3Q09
- Unfavorable resolutions
 declined 12% vs. 3Q09

Gross Book Value at 9/30/2009	Book Balance Trans-ferred In	Net Proceeds from Sale	Gain on Sale During Quarter	Loss on Sale During Quarter	Valuation Charge Down	Gross Book Value at 12/31/2009
OREO Total	$358	$150	-$127	$4	-$6	-$44	$336
Prior quarter	$300	$153	-$61	$2	-$6	-$31	$358
Change from prior quarter	19%	-2%	108%	106%	-8%	43%	-6%

OREO Resolution Trends ($M)
$200
$150
$100
$50
$0
-$50
3Q09
4Q09
Inflows
Favorable Resolution (sale, gain on sale)
Unfavorable (loss on sale, add'l charge down)
Net change

ZIONS BANCORPORATION
A COLLECTION OF GREAT BANKS

Other Real Estate Owned (OREO) Migration
- OREO inflows stable
- Favorable resolutions
 increased 108% vs. 3Q09
- Unfavorable resolutions
 increased 34% vs. 3Q09

ZIONS BANCORPORATION
Top 20 Relationship Commitments
December 31, 2009
(unit=$000)

Bank	Relationship Name	Commitment	Outstanding	Description
ABT/ZFNB	Customer 1	$167,636	$111,396	Manfacturing & Mining
ABT	Customer 2	$155,682	$144,709	Real Estate Devel./Subdividers
ZFNB	Customer 3	$107,982	$87,508	High End Residential Dev.
ZFNB	Customer 4	$101,000	$61,321	Consumer Durables
ZFNB	Customer 5	$89,483	$65,339	Metals Manufacturing
CBT	Customer 6	$89,210	$81,532	Real Estate Developer/Investor
ABT	Customer 7	$78,986	$55,098	Dealers (New,Used & Wholesale)
ABT	Customer 8	$75,780	$68,328	Real Estate Devel./Subdividers
ABT	Customer 9	$74,742	$69,122	Real Estate Devel./Subdividers
CBT	Customer 10	$74,244	$72,915	Real Estate Developer/Investor
ABT	Customer 11	$69,169	$51,816	Services
ABT	Customer 12	$68,106	$58,156	Wholesaling
ZFNB	Customer 13	$67,000	$0	Reinsurance Carriers
ABT	Customer 14	$66,800	$63,431	Real Estate Devel./Subdividers
ZFNB	Customer 15	$66,515	$41,531	Transportation
NSB	Customer 16	$65,891	$65,891	Investor / Other RE Operators & Services / Extended
ABT	Customer 17	$65,135	$35,970	Real Estate Devel./Subdividers
ZFNB	Customer 18	$64,433	$27,391	Commercial Real Estate
ZFNB	Customer 19	$62,599	$42,673	Insurance
ZFNB	Customer 20	$62,237	$60,865	Construction Retail

ZIONS BANCORPORATION

A COLLECTION OF GREAT BANKS

Top 20 Total Loans

Average Outstanding Loan Balance ($000)

5,000
4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
Resi A&D
Comm A&D
Resi Vertical
Comm Vertical
Term CRE
O/O CRE
C&I

ZIONS BANCORPORATION
A COLLECTION OF GREAT BANKS

Granularity of Loans - By Major Loan Type

Expense Control

Non-Int. Exp. to Loans + Non-CD Deposits*

7%
6%
5%
4%
3%
2%
1%
0%
HBAN
MTB
ZION
CMA
ASBC
MI
FBP
STI
BBT
FITB
RF
BOKF
KEY
SNV
FHN
USB
BPOP
WFC

ZIONS BANCORPORATION

A COLLECTION OF GREAT BANKS

Efficiency - Expense Management
*4Q09 Non-Interest Expense Annualized
Note: Peer group includes U.S. regional banks with assets greater than $20 billion and less than $200 billion plus footprint competitors WFC and USB.
Source: SNL (estimated for reporting gaps where necessary)

Capital

Where We Are: Capital Ratios as of December 31, 2009
	4Q08	3Q09	4Q09
Tangible Common Equity	5.89%	5.76%	6.12%
Tier 1 Common	6.28%	6.59%	6.57%*
Tier 1 Risk Based	10.22%	10.34%	10.37%*
Total Risk Based	14.32%	13.08%	13.13%*
* 4Q09 ratios are estimates

25%
20%
15%
10%
5%
0%
FHN
FITB
KEY
CMA
BOKF
HBAN
STI
ASBC
ZION
RF
FBP
BPOP
WFC
SNV
BBT
USB
MI
MTB

Source: SNL

ZIONS BANCORPORATION

A COLLECTION OF GREAT BANKS

Where We Are: Tier 1 + Reserves to Total Loans - 12/31/09*
* ZION estimated as of 4Q09; all peer data as of 3Q09 (4Q09 data not yet available at time of printing)

$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
($200)
3Q 08
4Q 08
1Q 09
2Q 09
3Q 09
4Q 09
Common Stock Issued
Sub Debt Mod - Preferred Stock Discount
Gains from Pref Repurchase/Exchange
Gains from Swap Termination
Gains from Sub Debt Mod
Gains from M&A Activity
Preferred Stock
TARP - 4Q08

ZIONS BANCORPORATION

A COLLECTION OF GREAT BANKS

1Q - 2Q 08: No Capital Actions
3Q 08: $47mm 9.50% Fixed-Rate Non-Cumulative Perpetual Preferred Stock issued; $245mm common stock issued
4Q 08: $1.4 billion TARP
2Q 09: $100mm preferred repurchased; $54mm gain—preferred stock redemption; $124mm common stock issued ($46mm to fund preferred repurchase); $45mm sub debt mod equity conversion option; $188mm gain—sub debt mod; $100mm gain—recognition of deferred gains on swaps; $14.5mm gain on Alliance
 & Great Basin banks
3Q 09: $28mm sub debt to preferred conversion; $187mm common stock issued; $15.5mm reduction from amortization of gain on sub debt mod; $84.6mm gain on Vineyard Bank
4Q 09: $71.5mm preferred stock exchanged for common, $36mm sub debt to preferred conversion; $153mm common stock issued, $39mm to common for exchange; $32mm gain—equity conversion; $156mm restatement of Q2 sub debt mod equity conversion option; $16.9mm gain—restatement of Q2 sub debt mod, $11mm gain—Q4 sub debt mod, $23.2mm reduction from amortization of gain on sub debt mod.
Net:
$292mm
Net:
$1.4 b
Net:
$426mm
Net:
$348mm
Total: $2.75b
Net:
$284mm
$ millions
2008 - 2009 Capital Actions Net to Tier 1

Dilution from capital raises as a % of year-end 2007 tangible common equity and shares outstanding

140%
120%
100%
80%
60%
40%
20%
0%
ZION 48.8% 39.0%
Peers 31.8% 54.7%
MTB 0.6% 0.0%
FITB 44.8% 40.9%
KEY 55.8% 121.4%
CMA 0.3% 0.0%
MI 27.5% 97.3%
HBAN 68.1% 94.7%
ASBC 35.2% 35.3%
SNV 21.9% 48.3%
Equity raised as % of TCE
Shares issued as % of outstanding

ZIONS BANCORPORATION

A COLLECTION OF GREAT BANKS

Capital Creation - Zions’ equity raises less dilutive to shareholders
Equity issuance	$709	$0	$986	$2,037	$0	$1,415	$1,136	$478	$571
Liability management	$603	$0	$467	$1,345	$10	$24	$520	$0	$30
Other strategic	$99	$18	$1,473	$176	$4	$0	$20	$0	$34
Source: Credit Suisse

Zions’ Approach to Capital
• Maintain and incrementally improve capital ratios
• Use all available “levers” to minimize dilution
 – Common equity distribution programs
 – Convertible instruments
 • Modified sub debt converts to preferred (Tier 1)
 – Reduce tangible assets (loan demand remains weak)
 – Reduce risk-weightings of assets
 – Preserve DTA - GAAP and RAAP
• Raise capital to repay TARP after credit
 conditions and earnings outlook improve
 – Cost of capital lower - common and preferred

Risks to Approach
• Regulatory/political pressure to take action not in
 shareholders’ interest
• Not raising enough/markets deteriorate

Summary
• Zions is managing capital:
 – For current shareholders
 – To do enough to avoid unacceptable risks

Overview Q&A Session

Construction Loan Deep Dive
Reducing Risk: A Portfolio in Active Runoff Mode
David Blackford
Keith Maio
Dallas Haun
Scott McLean
Michael Morris

Other*
4%
C&I
25%
Other Consumer
8%
Consumer 1-4
Family
9%
CRE Term
18%
Owner Occ
22%
Comm
Construction
9%
Residential
Construction
5%

ZIONS BANCORPORATION
A COLLECTION OF GREAT BANKS

C&I
47%
Consumer
22%
CRE
32%
*Includes FDIC Supported Assets
 For 4Q09, construction
 loans accounted for
 • 14% of the loan
 portfolio
 • 51% of FY09 NCOs
Construction Overview

Basic Construction Underwriting Guidelines
	Commercial Properties	Residential Properties
Loan Amount	Yes	Yes
Loan-to-Value	Yes	Yes
Cash Equity In?	Yes	Yes
Loan-to-Cost	Yes	Yes
Debt Service Coverage	Yes	N/A
Term	Yes	Yes
Preleasing	Yes	N/A
Market Analysis	Yes	Yes
Recourse/Guarantor	Yes	Yes
General Contractor	Yes	Yes

Residential Construction by Geography
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
Arizona
Northern California
Southern California
Nevada
Colorado
Texas
Utah/ Idaho
Washington
Other
Vertical
Land A&D

ZIONS BANCORPORATION

A COLLECTION OF GREAT BANKS

Construction loan overview - RESIDENTIAL Properties
• Total Residential Properties under Construction: $1.7 billion

Commercial Construction by Geography

$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
Arizona
Northern California
Southern California
Nevada
Colorado
Texas
Utah/ Idaho
Washington
Other
Vertical
Land A&D

ZIONS BANCORPORATION
A COLLECTION OF GREAT BANKS

Construction loan overview - COMMERCIAL Properties
• Total Commercial Properties under Construction: $3.8 billion

Residential Construction (Outstanding Bal - 000's)
600,000
500,000
400,000
300,000
200,000
100,000
-
AVG: $242
AVG: $1,703
AVG: $3,955
AVG: $6,972
AVG: $11,573
AVG: $17,753
AVG: $23,368
AVG: $36,618
<$1mm
$1mm-$3mm
$3mm-$5mm
$5mm-$10mm
$10mm-$15mm
$15mm-$20mm
$20mm-$30mm
$30mm+

ZIONS BANCORPORATION

A COLLECTION OF GREAT BANKS

Construction loan overview - Granularity of Residential Portfolio

Commercial Construction (Oustanding Bal - 000's)
1,000,000
900,000
800,000
700,000
600,000
500,000
400,000
300,000
200,000
100,000
-
AVG: $316
AVG: $1,855
AVG: $3,941
AVG: $7,077
AVG: $12,377
AVG: $16,961
AVG: $24,629
AVG: $34,781
<$1mm
$1mm- $3mm
$3mm- $5mm
$5mm- $10mm
$10mm- $15mm
$15mm- $20mm
$20mm- $30mm
$30mm+

ZIONS BANCORPORATION
A COLLECTION OF GREAT BANKS

Construction loan overview - Granularity of Commercial Portfolio

S&P/Case-Shiller Home Price Indices: Zions Footprint (wtd avg est)
Zions Footprint (w td avg est)
Mov. Avg.(200 month)
* Residential property prices in Zions' footprint have appreciated at a CAGR of 2% during the past 10 years
* Prices are now back to 2Q03 levels
* Prices showing signs of stabilization
26
24
22
20
18
16
14
12
Oct-00
Oct-01
Oct-02
Oct-03
Oct-04
Oct-05
Oct-06
Oct-07
Oct-08
Oct-09

ZIONS BANCORPORATION

A COLLECTION OF GREAT BANKS

Macroeconomic Data - Home Price Appreciation

$10B
$9B
$8B
$7B
$6B
$5B
$4B
$3B
$2B
$1B
$0B
Total Construction
Total Construction - Nonaccrual
Total Construction - NCO
4Q05
1Q06
2Q06
3Q06
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09

$1000M
$900M
$800M
$700M
$600M
$500M
$400M
$300M
$200M
$100M
$0M
Total Construction - Nonaccrual
Total Construction - NCO
4Q05
1Q06
2Q06
3Q06
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09

Source: Call reports; NALs exclude FDIC supportedassets

ZIONS BANCORPORATION

A COLLECTION OF GREAT BANKS

Construction Credit Trends - Growth, NAL, NCO

Billions
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
Q4 08
Q1 09
Q2 09
Q3 09
Q4 09
Total Balance
Total Non Accrual
NCO

Millions
$400
$350
$300
$250
$200
$150
$100
$50
$0
Q4 08
Q1 09
Q2 09
Q3 09
Q4 09
Total Non Accrual
NCO

ZIONS BANCORPORATION
A COLLECTION OF GREAT BANKS

Construction loan overview - Resi Growth, NAL, NCO Trends
Residential Construction

Billions
$5.0
$4.5
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
Q4 08
Q1 09
Q2 09
Q3 09
Q4 09
Total Balance
Total Non Accrual
NCO

Millions
$350
$300
$250
$200
$150
$100
$50
$0
Q4 08
Q1 09
Q2 09
Q3 09
Q4 09
Total Non Accrual
NCO

ZIONS BANCORPORATION

A COLLECTION OF GREAT BANKS

Construction loan overview - Commercial Growth, NAL, NCO Trends
Commercial Construction

Allowance for Credit Loss -
Construction
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
10.9%
13.5%
Resi Construction
Commcl Construction

ZIONS BANCORPORATION

A COLLECTION OF GREAT BANKS

Construction loan overview - Allowance for Credit Loss
• Zions holds a
 significant reserve
 against its
 construction
 portfolio
• Primarily based on
 statistical loss
 factors (as opposed
 to specific reserves)
• Residential: 10.9%
 of total residential
 construction loans
• Commercial: 13.5%
 of total commercial
 construction loans

Construction Lending - Supplemental
Construction Lending
-
Supplemental
 Information

- Funds interest payments for a certain period of a construction loan

- Loans that are graded substandard are closely monitored and frequently reviewed to determine whether maintaining the interest reserve is appropriate
- Zions' policy is that interest reserves are frozen once the loan becomes nonaccrual, and the reserve is applied to the principal balance

Total Portfoilio Construction Loans Interest Reserves

With Interest Reserves
19%
No Interest Reserves
81%

Substandard Construction Loans with Interest Reserves - Accrual vs. Nonaccrual

Accruing
71%
Nonaccrual
29%

ZIONS BANCORPORATION

A COLLECTION OF GREAT BANKS

Interest Reserves - Total Construction Portfolio
Interest reserves
• Common industry practice for
 construction lending
• Only 19% of Zions’ construction
 portfolio has an interest reserve

Commercial Construction Loans

No Interest
Reserves
75%
Interest Reserves
25%

Residential Construction Loans

No Interest
Reserves
83%
Interest Reserves
17%

ZIONS BANCORPORATION
A COLLECTION OF GREAT BANKS

Interest Reserves - Split between Residential and Commercial Construction

30%
25%
20%
15%
10%
5%
0%
2005 & Earlier
2006
2007
2008
2009

ZIONS BANCORPORATION
A COLLECTION OF GREAT BANKS

Residential Construction - Vintage Stratification

225
200
175
150
125
100
75
50
25
4Q05
1Q06
2Q06
3Q06
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
TX
CO
UT
NV
CA
AZ
UT
TX
CA
AZ
NV
CO

ZIONS BANCORPORATION

A COLLECTION OF GREAT BANKS

Construction: Indexed Growth
Indexed Loan Growth: 4Q05=100

35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
FY09 Avg. Constr NAL/Constr Loans
FY09 Constr NCO/Constr Loans
UT
TX
CA
AZ
NV
CO

ZIONS BANCORPORATION

A COLLECTION OF GREAT BANKS

Construction Nonaccrual Loans and NCOs, by Affiliate
Construction
 Performance
• Nevada loss content has
 exceeded all other
 geographies in 2009
• Losses relative to
 defaults have run
 considerably higher on
 construction loans than
 on other loan types
• Texas loss severity not
 as bad as other states -
 recent indications
 suggest that demand is
 rebounding at a healthy
 level
Source: Call reports; NALs for CA exclude FDIC supported assets

Relative Constr Concentration
Relative Constr NPL
Relative Constr NCO
20%
15%
10%
5%
0%
-5%
-10%
UT
TX
CA
AZ
NV
CO

ZIONS BANCORPORATION

A COLLECTION OF GREAT BANKS

Construction: Relative Concentration and Performance
Construction accounts for approximately
 14% of total loans.
Relative to the consolidated total
 construction loans,
 – TX, AZ, and NV have a higher
 concentration in Term CRE
 – Concentrations in UT and CA are
 significantly less than the overall
 portfolio
Relative to the consolidated Term CRE
 nonaccrual ratio,
 – AZ and NV are experiencing
 higher NALs due to significantly
 harder hit A&D values
 – CA (excluding loans covered by
 the FDIC) is showing significantly
 better nonaccruals, due in part to
 early reduction in lending activity
Relative to the 4Q09 consolidated NCO
 ratio,
 – NV and AZ remain elevated,
 accounting for approximately 1/2
 of the quarterly construction
 NCOs of the company

Construction Outlook
Outlook
• Impediments to growth
 – Lack of qualified borrowers and/or good projects
 – New internal concentration limits
 – Lack of demand for new projects
• Growth opportunities
 – Recognize: Zions is in markets where population growth is likely to be strong
 • Construction and development concentration will likely remain above industry average, but far less than Zions’ historical levels
 – Less A&D
 – More focus on projects where cash flow certainty is stronger

National Real Estate Group /
SBA 504 Program
Peter Morgan

ZIONS NATIONAL REAL ESTATE
Peter J. Morgan, Executive Vice President
ZIONS NATIONAL REAL ESTATE

ZIONS NATIONAL REAL ESTATE
ZIONS NATIONAL REAL ESTATE
Executive Summary
Nationally:
• Small businesses in all industries experiencing different levels of declining revenues, net income and cash flow
• Declining CRE values (30-50%). Given default, many small
 businesses unable to sell building to satisfy debt
• FY’09 SBA 504 loan volume down 50% from FY’08
Zions National Real Estate Group:
• NPAs increased from $244M in June ‘09 to $380M at Dec. ’09
• 2009 Pre-tax, Pre-provision Income 2.2x net credit and OREO losses.
• 2009 net charge-offs relatively low at 74 bps
• OREO holding period steady at 90-100 days

$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$2,513
$3,250
$3,841
$4,433
$5,024
$5,140
2004
2005
2006
2007
2008
2009

ZIONS NATIONAL REAL ESTATE
National Real Estate Dept.
Loan Portfolio
(Year-End Outstanding Loan Balance: $ Millions)

ZIONS NATIONAL REAL ESTATE
ZIONS NATIONAL REAL ESTATE
Changes & Challenges
• FL, AZ, NV, and GA have seen commercial
 real property values decline 50-70% which
 has contributed to higher net charge-offs
• 30+ day delinquency rate increased from
 5.62% in June ’09 to 7.79% at Dec.’09
• Dec. ’09 non-accruals were $333M and
 OREO was $46.6M or 6.4% and .90%
 respectively, of $5.2B portfolio

ZIONS NATIONAL REAL ESTATE
ZIONS NATIONAL REAL ESTATE
Other Nat’l R. E. Dept Facts
a) At Jan 31, 2009; 36% of Zions Bank total
 loans and 48.6% of Zions Bank NPAs
b) If a loan defaults, resulting in foreclosure,
 the average principal loss is ±10%
c) 92% of borrowers continue to pay as agreed
 with most recent 3 months delinquency rate
 holding steady at 8%

Other
17%
Industrial
28%
Apartment
3%
Restaurant
6%
Retail
10%
Office
19%
Hotel
17%

ZIONS NATIONAL REAL ESTATE
Collateral Property Type
December 31, 2009

Owner-Occupied (C&I)
$3.3 Billion

Office
22%
Retail
7%
Restaurant
7%
Daycare
3%
Other
21%
Industrial
40%

Investor (CRE)
$1.9 Billion

Hotel
46%
Retail
16%
Office
13%
Apartment
8%
Industrial
8%
Restaurant
4%
Other
5%

ZIONS NATIONAL REAL ESTATE
ZIONS NATIONAL REAL ESTATE
Owner-Occupied vs. CRE
December 31, 2009

Non Accrual
OREO
Qrtly Annualized Net Chargeoffs %
$400
$350
$300
$250
$200
$150
$100
$50
$0
5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
Jun-08
Sep-08
Dec-08
Mar-09
Jun-09
Sep-09
Dec-09
$7
$51
0.08%
$10
$83
0.08%
$14
$113
0.10%
$24
$185
0.29%
$46
$205
0.23%
$47
$231
1.17%
$47
$334
1.40%

ZIONS NATIONAL REAL ESTATE
ZIONS NATIONAL REAL ESTATE
National Real Estate Dept. NPAs
($ in Millions)

CA 39%
TX 8%
AZ 6%
FL 6%
NV 4%
UT 4%
GA 3%
CO 2%
MN 2%
OH 2%
Others 24%

CA 27%
FL 13%
NV 9%
TX 8%
AZ 6%
MI 5%
GA 4%
AL 3%
NY 3%
OH 3%
Others 19%

ZIONS NATIONAL REAL ESTATE
Loans by State
December 31, 2009
Portfolio
Non-accruals

Others 24%
CA 39%
OH 2%
MN 2%
CO 2%
GA 3%
UT 4%
NV 4%
FL 6%
AZ 6%
TX 8%

Others 8%
CA 31%
OH 3%
MS 3%
CO 3%
MI 4%
MO 5%
TX 7%
GA 7%
FL 9%
AZ 10%
NV 10%

ZIONS NATIONAL REAL ESTATE
Loans by State (cont.)
December 31, 2009
Portfolio
OREO

ZIONS NATIONAL REAL ESTATE
ZIONS NATIONAL REAL ESTATE
OREO Aging
December 31, 2009
80
Months:	#	$	%
0 to 3 months	34	$22.5	48.3%
3 to 6 months	22	$11.7	25.1%
6 to 9 months	12	$12.0	25.8%
9 to 12 months	0	$0.0	0.0%
12+ months	1	$0.4	0.8%
Total	69	$46.6	100.0%

ZIONS NATIONAL REAL ESTATE
ZIONS NATIONAL REAL ESTATE
2009 Net Credit Losses and
Losses on Sale of OREO
($ Millions)	Average Portfolio Balance 2009	Credit Losses	bps	Losses on OREO	bps
Owner-Occupied (C&I)	$3,307.1	$21.5	65.0	$11.9	36.0
Investor (CRE)	$1,990.9	$17.8	89.4	$3.8	19.1
Total	$5,298.0	$39.3	74.2	$15.7	29.6

30+ Day Delinquency (incl. Non-accruals)
9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Jan-07
Mar-07
May-07
Jul-07
Sep-07
Nov-07
Jan-08
Mar-08
May-08
Jul-08
Sep-08
Nov-08
Jan-09
Mar-09
May-09
Jul-09
Sep-09
Nov-09
Jan-10

ZIONS NATIONAL REAL ESTATE
ZIONS NATIONAL REAL ESTATE
Historical Delinquency

30 - 59 Days Past Due
60 - 89 Days Past Due
$140
$120
$100
$80
$60
$40
$20
$0
$119
$100
$85
$51
Sept '09
Oct '09
Nov'09
Dec'09

ZIONS NATIONAL REAL ESTATE
Delinquency Trends

$40,000,000
$35,000,000
$30,000,000
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$0
Jun-08
Sep-08
Dec-08
Mar-09
Jun-09
Sep-09
Dec-09
June '08
July '08
August '08

ZIONS NATIONAL REAL ESTATE
ZIONS NATIONAL REAL ESTATE
NPA History by Cohort
Tracking Non-accruals by month first placed on non-accrual

Zions Bank

Days from initiating Foreclosure to ability to sell Property

0-90 Days
91-120 Days
121-180 Days
181-360 Days
360 + Days
J Judicial
N Non Judicial

ZIONS NATIONAL REAL ESTATE
ZIONS NATIONAL REAL ESTATE

ZIONS NATIONAL REAL ESTATE
ZIONS NATIONAL REAL ESTATE
• Get to Borrower quicker and determine best course of
 action
• Created team(s) of experienced officers to craft solutions for each borrower
• Waive prepayment penalties, consider short sales, and
 explore note sales to investors, SBA, or junior lender(s)
 when appropriate
• Start foreclosure process sooner, if necessary
• Utilize web based “auction platform” to sell OREO
#1 Objective: Reduce NPAs

ZIONS NATIONAL REAL ESTATE
ZIONS NATIONAL REAL ESTATE
Improvement Steps
• Established National CRE limits at 135% of risk based capital
• Set CRE property type and geographic limits which resulted in:
 a) A current restriction on new hotel lending
 b) No additional CRE lending, in CA, NV, AZ, as well as other regions experiencing higher defaults with longer resolution times
• Curtailed maximum advance rates not to exceed 65% on any
 property, with lower limits of 50% on special use properties
• All 10 BDOs to take an active role in geographic areas to visit borrowers as needed, assist in note sales and OREO marketing

ZIONS NATIONAL REAL ESTATE
ZIONS NATIONAL REAL ESTATE
Outlook
2010:
 • Selective portfolio growth until NPAs decrease to
 acceptable level
 • NPAs expected to rise modestly until mid-year, then
 decline to < $375 million (7.2%) at year end
 • Annualized net credit losses ≈ 150 bps
Longer Term:
 • Significant growth opportunity in C&I lending
 • Higher SBA loan and guarantee limits
 • New refinancing rules for SBA 504 lending

Term Commercial Real Estate Loan
Deep Dive
Scott McLean
Michael Morris
David Blackford
Keith Maio

CO, 5%
NV, 9%
UT, 35%
TX, 10%
AZ, 10%
CA, 29%

ZIONS BANCORPORATION
A COLLECTION OF GREAT BANKS

Term Commercial Real Estate - Location
• Term CRE, or non-owner
 occupied loans account for
 approximately 19% of total
 loans, excluding FDIC
 supported assets.
Geography of Term CRE
• Based on affiliate, Term CRE
 loans are most significantly
 concentrated in Utah and
 California.
• Utah Term CRE includes a
 significant amount of loans
 within the National Real
 Estate Group (NREG) - $1.9
 billion, or more than 70% of
 total.
 • NREG loans are
 predominately SBA 504
 loans or otherwise have
 a very low LTV at
 origination

Medical, 3%
Other, 9%
Recreation, 4%
Office, 23%
Industrial, 7%
Multifamily, 12%
Retail, 21%
Hotel, 21%

ZIONS BANCORPORATION
A COLLECTION OF GREAT BANKS

Term CRE - Category Stratification

$9B
$6B
$3B
$0B
Total Term CRE
Total Term CRE - Nonaccrual xGaming
Total Term CRE - NCO xGaming
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09

$300M
$250M
$200M
$150M
$100M
$50M
$0M
Total Term CRE - Nonaccrual xGaming
Total Term CRE - NCO xGaming
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09

Source: summation of call reports of all affiliates. NALs for CA exclude FDIC supported assets.

ZIONS BANCORPORATION
A COLLECTION OF GREAT BANKS

Term CRE Credit Trends - EXCLUDING Gaming Credits

Including Gaming

$350M
$300M
$250M
$200M
$150M
$100M
$50M
$0M
Total Term CRE - Nonaccrual
Total Term CRE - NCO
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09

Excluding Gaming

$300M
$250M
$200M
$150M
$100M
$50M
$0M
Total Term CRE - Nonaccrual xGaming
Total Term CRE - NCO xGaming
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09

ZIONS BANCORPORATION

A COLLECTION OF GREAT BANKS

Term CRE Credit Trends - Effect of Gaming on Loss Rates
• Annualized 4Q09 NCOs Including Gaming: 3.1% annualized
• Annualized 4Q09 NCOs Excluding Gaming: 1.7% annualized
• Loss trends much more stable excluding gaming; gaming Term
 CRE credits remaining: $74 million.

$3.0
$2.0
$1.0
$0.0
-$1.0
-$2.0
-$3.0
-$4.0
-$5.0
$1.8
-$2.3
-$3.7
Commercial Term
Commercial Construction
Residential Construction

ZIONS BANCORPORATION
A COLLECTION OF GREAT BANKS

Change in CRE Loan Commitments in $billions (4Q07 to 4Q09)
• A significant decline
 in construction
 commitments has
 been partially offset
 by Term CRE loan
 growth
• Construction loans
 must qualify for
 “pass grade”
 underwriting in
 order to move from
 Construction to
 Term CRE

ZION Net Charge-offs Thru 4Q09 vs. SCAP More Adverse ($ in millions)

First Lien Mortgages
Closed-end Junior Liens
HELOCs
C&I Loans*
Construction
Multifamily
Nonfarm, Non-resi CRE
Other CRE
Credit Cards
Other Consumer
Other Loans
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
SCAP More Adverse--Midpoint 2-year Total
50% of SCAP Total
ZION Net Charge-offs Thru 4Q09

ZIONS BANCORPORATION
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ZION vs. SCAP More Adverse Stress Loss Projections

40%
35%
30%
25%
20%
15%
10%
5%
0%
2005 & Earlier
2006
2007
2008
2009

Percentage of Loans within each bucket that are Non-Accrual				
3.2%	4.7%	4.1%	4.2%	0.4%

ZIONS BANCORPORATION

A COLLECTION OF GREAT BANKS

Term CRE -Vintage Stratification

35%
30%
25%
20%
15%
10%
5%
0%
2010
2011
2012
2013
2014
2015-2019
Yearly
Average
2020-2024
Yearly
Average
2025+

ZIONS BANCORPORATION
A COLLECTION OF GREAT BANKS

Term CRE Maturity Stratification

40%
35%
30%
25%
20%
15%
10%
5%
0%
<50%
50-59%
60-69%
70-79%
80-89%
90-99%
100%+

Percentage of Loans within each bucket that are Non-Accrual						
2.9%	1.9%	1.6%	4.9%	17.4%	6.1%	1.2%

ZIONS BANCORPORATION

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Term CRE - LTV Stratification At Origination*
*Or most recent appraisal; reappraisals are most frequently
conducted when a loan is downgraded to substandard

Transactions-Based Index (TBI): All-Property Price Index Level

All-Property Price Index Level
Mov. Avg(20)
Mov. Avg.(50)
* Property prices have appreciated at a CAGR of 2% during the past 10 years
* Prices are now back to 2Q04 levels
240
220
200
180
160
140
120
100
1999 Q4
2002 Q4
2005 Q4
2008 Q4

ZIONS BANCORPORATION

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Macroeconomic Data - MIT’s Transaction Based Index

40%
35%
30%
25%
20%
15%
10%
5%
0%
<50%
50-59%
60-69%
70-79%
80-89%
90-99%
100%+

Percentage of Loans within each bucket that are Non-Accrual						
3.1%	1.5%	2.8%	3.1%	7.3%	4.1%	1.9%

ZIONS BANCORPORATION
A COLLECTION OF GREAT BANKS

Term CRE - TBI* Adjusted LTV Stratification
*The MIT Transaction Based Index is a national index that has been applied to ZBC's mostly regional CRE Portfolio

Day of Reckoning
The number of commercial real estate loans due, and the portion that are underwater, will grow over the next few years
$250 billion
Loan-to-value more than 100% (Right scale)
100%
Total amount maturing (Left scale)
200
150
100
50
0
80
60
40
20
0
'09
'10
'11
'12
'13
'14
Source: Foresight Analytics

$ in Millions
Total amt maturing (left scale)
About $38 MM of loans @ risk
Loan to Value > than 100% (right scale)
$133.0
$37.8
$58.5
$63.7
$40.7
700
600
500
400
300
200
100
0
22%
20%
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
2010
2011
2012
2013
2014

ZIONS BANCORPORATION

A COLLECTION OF GREAT BANKS

Day of Reckoning - or Not?
• Eighty percent of the industry’s CRE loans
 maturing in 2014 are projected to be underwater
 (LTV >100%).
• Based on loans adjusted for price declines as
 reflected in the 4Q09 MIT TBI, Zions would have
 approximately 6% underwater.
• Loans Maturing in 2010 DO NOT include
 approximately $92 MM of loans that have
 matured, but are in workout
Source: American Banker, Foresight Analytics

Term CRE -
 Supplemental Slides

Indexed Loan Growth: 1Q07=100
200.0
175.0
150.0
125.0
100.0
75.0
UT
TX
CA
AZ
NV
CO
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09

ZIONS BANCORPORATION

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Term CRE Loan Growth By Affiliate
• Growth of Term CRE in
 the last three years has
 come primarily from the
 National Real Estate
 Group (typically SBA 504
 or 504-look-alike loans).
 – ZFNB (including NREG)
 growth was more than $1
 billion, or approximately
 45% of total franchise
 growth
• Texas grew at the next
 most strongest rate,
 although a much smaller
 segment of the
 franchise.
• California grew at the
 third fastest rate,
 increasing by more than
 $750 million (includes
 FDIC transactions)

- The six states shown equaled 100% of FY09 Term CRE NCOs

6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
FY09 Avg. Term CRE NPLs
FY09 Term CRE NCOs
UT
TX
CA
AZ
NV
CO

ZIONS BANCORPORATION

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Term CRE Nonaccrual Loans and NCOs, by Affiliate (FY09)
Term CRE Performance
• Loss severity on Term CRE
 typically runs at a fraction
 of nonaccrual loans
• Nevada losses running
 significantly higher due to
 casino properties - $
• Remaining gaming/casino
 portfolio: $169M, of which
 $74M is Term CRE
• 4Q09 Term CRE NCOs, x-
 gaming: 1.7% annualized
• FY09 Term CRE NCOs, x-
 gaming: 1.7%
• Nevada losses were
 approximately 39% of total
 FY09 Term CRE losses,
 excluding gaming.
Source: Call reports; NV NCO data excludes gaming credits, CA data excludes FDIC supported credits

Term CRE 4Q09 Relative Performance
20%
15%
10%
5%
0%
-5%
-10%
-15%
Relative Term CRE Concentration
Relative Term CRE NPL
Relative Term CRE NCO
UT
TX
CA
AZ
NV
CO

ZIONS BANCORPORATION
A COLLECTION OF GREAT BANKS

Term CRE Relative Performance - 4Q09
Term CRE accounts for approximately 18%
 of total loans.
Relative to the consolidated total Term
 CRE of 18%,
 – UT and CA have slightly more
 concentration in Term CRE
 – TX, AZ, NV, and CO have a
 significantly lower concentration
Relative to the consolidated Term CRE
 nonaccrual ratio,
 – NV is experiencing about five
 points higher NALs due to gaming
 credits
 – UT and CA (excluding loans
 covered by the FDIC) are
 approximately in line
 – All others are in line or below the
 consolidated level
Relative to the 4Q09 consolidated NCO
 ratio,
 – Excluding gaming credits, there
 were very few deviations on NCO
 ratios in the fourth quarter
Source: Call reports; NV NCO data excludes gaming credits, CA data excludes FDIC supported credits

CRE Portfolio Dollar Change from 4Q07 to 4Q09 (in $000s)
Collateral Location	Arizona	Northern California	Southern California	Nevada	Colorado	Texas	Utah/ Idaho	Washington	Other	Total
Commercial Term
Industrial	$28,178	$9,017	($19,155)	$16,416	($6,992)	$52,968	$21,475	$4,482	$38,314	$144,702
Office	$42,423	$59,366	$105,473	($2,661)	($51,947)	($356)	$9,907	$19,996	$47,793	$229,993
Retail	$48,874	$71,452	$169,731	$18,474	$50,260	$162,184	$33,397	$19,134	$184,868	$758,376
Hotel/Motel	$43,275	$66,383	$28,754	($28,609)	$10,651	$77,702	$57,512	$6,690	$139,545	$401,904
A&D	$0	$0	($6,523)	$0	$0	$0	$0	($6,821)	$1,201	($12,143)
Medical	$12,713	$27,683	$22,829	$61,204	$9,177	$10,251	$11,148	$748	($115)	$155,639
Recreation/Restaurant	$35,621	$7,972	$38,728	$31,056	$12,975	$16,678	$13,242	$1,948	$24,224	$182,443
Multifamily	$20,527	$1,808	$92,946	$15,540	$10,916	$98,902	$377	$6,661	($142)	$247,536
Other	($79,328)	($1,674)	($20,894)	($27,085)	($53,711)	($24,059)	$11,916	$594	($124,881)	($319,122)
Total Commercial Term	$152,283	$242,007	$411,889	$84,335	($18,671)	$394,270	$158,974	$53,432	$310,807	$1,789,328
Location as % Total - Term	-1.6%	1.8%	0.6%	-1.8%	-2.1%	2.4%	-0.3%	0.2%	0.7%	0.0%

Residential Construction
Single Family Housing	($831,434)	($176,910)	($454,878)	($175,285)	($76,088)	($316,963)	($363,907)	$16,022	($1,578)	($2,381,021)
Land Acquisition & Development	($509,338)	($83,291)	($192,851)	($162,307)	($52,826)	($155,846)	($143,901)	($21,091)	($38,723)	($1,360,175)
Total Residential Construction	($1,340,772)	($260,201)	($647,729)	($337,592)	($128,914)	($472,809)	($507,808)	($5,069)	($40,301)	($3,741,196)

Commercial Construction
Industrial	($54,579)	$495	($12,582)	($26,003)	($3,522)	($4,686)	$1,750	$2,000	($167)	($97,293)
Office	($93,491)	$10,451	($41,982)	($73,228)	$26,793	$78,769	($7,257)	($8,879)	($10,718)	($119,541)
Retail	($85,902)	$804	($64,386)	($133,215)	$16,319	($238,957)	($19,401)	($5,953)	($67,238)	($597,930)
Hotel/Motel	($33,955)	$21,623	$27,381	$5,904	$2,473	$46,221	($41,013)	$0	($5,483)	$23,150
A&D	($120,347)	($24,504)	$13,847	($184,231)	$27,392	($488,092)	$33,256	($9,035)	($16,983)	($768,700)
Medical	($12,700)	$0	($13,713)	($8,272)	($2,572)	($3,672)	($5,935)	$8,400	($10,448)	($48,912)
Recreation/Restaurant	($10,941)	$0	($11)	$2,188	$0	($161)	$576	$0	$0	($8,348)
Other	($67,380)	($4,150)	($40,234)	($41,897)	($2,840)	$35,408	($206)	($9,590)	($281,285)	($412,172)
Apartments	($89,574)	($12,785)	($52,475)	($9,402)	$4,322	$18,836	$15,491	($58,394)	($44,457)	($228,439)
Total Commercial Construction	($568,869)	($8,066)	($184,155)	($468,156)	$68,365	($556,334)	($22,739)	($81,451)	($436,779)	($2,258,185)
TOTAL CONSTRUCTION	($1,909,641)	($268,267)	($831,884)	($805,748)	($60,549)	($1,029,143)	($530,547)	($86,520)	($477,080)	($5,999,381)
Location as % Total - Construction	-9.2%	-0.9%	-2.1%	-1.6%	3.2%	8.4%	2.0%	0.3%	-0.1%	0.0%

Based on Total Loan Commitments

Arizona	Northern California	Southern California	Nevada	Colorado	Texas	Utah/Idaho	Washington/ Oregon	Other	Total
*Commercial Term *TBI Indexed*										
INDUSTRIAL	63.9%	54.1%	64.4%	107.2%	59.5%	63.4%	80.7%	82.1%	81.5%	66.8%
OFFICE	71.9%	65.6%	76.3%	67.7%	67.7%	73.4%	69.4%	94.9%	86.7%	73.0%
RETAIL	67.2%	57.2%	59.3%	74.3%	81.7%	62.7%	65.3%	71.4%	75.9%	66.4%
GOLF COURSE	52.4%					18.6%	15.8%			27.9%
HOTEL	65.3%	61.3%	54.8%	49.9%	66.3%	73.2%	76.0%	60.9%	63.9%	65.0%
MEDICAL	63.4%	68.3%	66.4%	78.6%	104.7%	84.4%	80.7%	42.7%	76.5%	73.3%
MULTI FAM	99.2%	64.1%	76.2%	62.0%	71.2%	68.8%	60.9%	87.6%	91.2%	74.3%
OTHER	62.5%	57.2%	55.7%	54.2%	78.0%	59.7%	65.5%	79.8%	65.2%	60.4%
RECREATION	51.2%	57.9%	58.0%	77.0%	57.0%	63.1%	72.0%	48.8%	62.1%	61.7%
Total Commercial Term	**67.9%**	**60.1%**	**66.3%**	**69.8%**	**71.4%**	**67.9%**	**70.7%**	**72.7%**	**71.2%**	**68.0%**
Residential Construction										
CONDO		59.1%			61.7%	51.6%	59.4%	84.6%	22.3%	60.8%
LOT LOAN INVESTOR	58.3%	56.0%	57.8%	51.6%	66.3%	63.6%	63.7%	61.2%	78.9%	60.6%
SINGLE FAM	59.5%	58.5%	76.0%	59.8%	76.2%	60.5%	74.4%	81.2%		67.8%
LAND ACQUISITION & DEVELOPMENT	56.7%	31.6%	72.3%	51.3%	67.7%	63.5%	60.9%	66.1%	19.3%	59.0%
UNSECURED RESIDENTIAL CONSTRUCTION		98.6%	146.8%				14.8%	38.9%		133.7%
Total Residential Construction	**57.8%**	**50.4%**	**81.6%**	**53.7%**	**67.3%**	**61.5%**	**64.1%**	**70.6%**	**24.1%**	**62.2%**
Commercial Construction										
INDUSTRIAL	138.1%			32.5%	50.0%	61.2%	66.9%	58.9%		71.2%
OFFICE	65.9%	65.9%	81.4%	72.4%		70.8%	60.2%	68.2%	51.4%	67.9%
RETAIL	52.8%	51.7%	73.4%	78.3%	64.4%	81.1%	62.2%	68.8%	66.6%	66.1%
GOLF COURSE	8.3%									8.3%
HOTEL	68.2%	55.3%	62.1%	54.5%	61.6%	62.3%	62.6%	63.3%		61.6%
MEDICAL	65.8%		68.2%		72.6%	59.6%	76.0%	71.1%	60.4%	67.5%
MULTI FAM	62.3%	48.4%		74.7%	51.6%	76.6%	71.6%	72.1%	66.2%	69.3%
OTHER	55.2%	42.4%	43.0%		64.3%	65.7%	67.3%	60.1%	99.1%	57.3%
RECREATION	54.7%		70.0%					66.1%		66.3%
LAND ACQUISITION & DEVELOPMENT	48.7%	70.5%	59.9%	33.0%	64.4%	51.9%	52.6%	54.3%	53.9%	54.7%
UNSECURED COMMERCIAL CONSTRUCTION	84.8%	72.5%					92.2%	29.8%		38.2%
Commercial Construction Total	**56.6%**	**60.4%**	**66.2%**	**66.0%**	**58.4%**	**69.0%**	**61.9%**	**59.9%**	**63.1%**	**62.7%**
Construction Total	**57.3%**	**55.0%**	**68.7%**	**61.0%**	**60.1%**	**66.3%**	**62.6%**	**64.5%**	**44.5%**	**62.5%**
CRE Total	**63.9%**	**58.2%**	**66.9%**	**68.0%**	**67.2%**	**67.2%**	**64.8%**	**65.3%**	**68.7%**	**65.6%**

***Commercial Term LTVs are based on the MIT TBI and provide a market based LTV. Residential and Commerical Construction LTVs are based on the most recent appraisal, not the MIT TBI.**

ZIONS BANCORPORATION

A COLLECTION OF GREAT BANKS

Term CRE - TBI* Adjusted LTV by Product & Location
*The MIT Transaction Based Index is a national index that has been applied to ZBC's mostly regional CRE Portfolio

ZION Net Charge-offs Thru 4Q09 vs. SCAP Baseline ($ in millions)

First Lien Mortgages
Closed-end Junior Liens
HELOCs
C&I Loans*
Construction
Multifamily
Nonfarm, Non-resi CRE
Other CRE
Credit Cards
Other Consumer
Other Loans
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
SCAP Baseline--Midpoint 2-year Total
50% of SCAP Total
ZION Net Charge-offs Thru 4Q09

ZIONS BANCORPORATION

A COLLECTION OF GREAT BANKS

ZION vs. SCAP Baseline Stress Loss Projections

Term CRE Outlook
Outlook
• Impediments to growth
 – Sluggish transaction volume
 – Depressed prices
• Growth opportunities
 – SBA 504
 – Limited securitization market
• Key differentiator
 – Local businesses need local decision makers for financing

Energy Loan Portfolio
Scott McLean
Steve Stephens

AmegyBank of Texas

The 'A' Bank

AmegyBank

©2005 AmegyBank N.A. Member FDIC.

Energy Loan Portfolio

*
Energy Lending
E&P/Midstream Lending
Corporate Energy Services
Lending
▪ Upstream:
 E&P companies
▪ Midstream:
 Natural gas gathering systems
 Gas gathering/pipeline companies
 Gas processing plants
 Petroleum storage terminals
▪ Energy Services:
 Field services
 Equipment manufacturing
 Drillers (working capital only)
▪ Downstream:
 Refiners (working capital only)

*
The Energy Lending Group
Steve Kennedy, P.E.
Senior Vice President
24 years
Gregory Petruska P.E.
Senior Vice President
29 years
E&P / Midstream
Lending - Houston
Charles W. Patterson
Senior Vice President
34 years
Corporate Energy
Services
Lending - Houston
C Ross Bartley
Senior Vice President
11 years
E&P / Midstream
Lending - Dallas
Terry McCarter
Senior Vice President
30 years
Buzz Gralla
Senior Advisor
40 years
E&P / Midstream
Lending - Denver
•28 Total Employees in the Energy Group
•19 in Houston, 7 in Dallas, & 2 in Denver
•Top 6 Officers average 28 years of experience

$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0

AmegyBank

1998
1999
2000
2001
2002
2003
2004
2006
Commitments
Outstanding
Deposits
2005
($ in Millions)
2007
2008
2009
Includes Energy Service Commitments >$1MM bank wide
Energy Group Growth
*

Other
5%
Coal
1%
Refining
1%
E & P
31%
Services
47%
Midstream
15%

Other
6%
Coal
1%
Refining
1%
E & P
35%
Services
39%
Midstream
18%

AmegyBank

Energy Portfolio Loan Composition
Outstanding
$1.75 Billion
Commitments
$3.3 Billion
E & P
Midstream
Services
Coal
Other
Refining
12/31/09
Includes Energy Service Commitments >$1MM bank wide
*

Manufacturers
24%
Pipe
Distributors
15%
Pipeline
Const/Maint
14%
Drillers
13%
Other
6%
Seismic
1%
Wellsite
Services
27%

AmegyBank *

Energy Service Exposure by Market Segment
$1.7 Billion in Commitments

CAMERON

BJ

Complete
Production Services

HERCULES
Offshore

HELIX
ENERGY SOLUTIONS

FRANK'S
INTERNATIONAL

FORUM™

MWD
MEASUREMENT WHILE DRILLING SERVICES

McDERMOTT
M

Hornbeck Offshore Services, Inc.
Service with Energy
HOS

OIL STATES
INTERNATIONAL, INC.

OCEANEERING®

PRIDE
INTERNATIONAL

REEF
CHEMICAL

SCF PARTNERS

ROWAN
R
COMPANIES, INC.

NOBLE

SELECT
ENERGY SERVICES, LLC

VORTEX
VENTURES

*
Selected Oilfield Service Relationships
*

Anadarko Petroleum Corporation

Nornew, Inc. Energy Development

Apache Corporation

Enterprise Products Partners L.P.

CBEnergy

Clipper Energy

EnerVest

Decker Operating Company, L.L.C.

BASA Resources, Inc.

KiwiEnergy

Plains All American Pipeline, L.P.

NET National Energy & Trade, LP

Martin Midstream Partners

Petrohawk Energy Corporation

Tri-C Resources, Inc.

Mariner Energy, Inc.

Rosetta Resources

Range Resources

W&T Offshore Incorporated

Hilcorp Energy Company

*

Selected Exploration & Production Relationships

Non
Performing
1.6%
Performing
98.4%

Non
Performing
3.0%
Performing
97.0%

AmegyBank
*

Commitments
$3.3 Billion
Outstanding
$1.75 Billion
12/31/09
Credit Quality - Total Energy Portfolio
Performing
Non Performing
Non Performing
Includes Energy Service Commitments >$1MM bank wide
Performing

Non
Performing
2.1%
Performing
97.9%

Non
Performing
3.3%
Performing
96.7%

AmegyBank

*

Commitments
$1.6 Billion
Outstanding
$1.02 Billion
12/31/09
Credit Quality - E&P/Midstream Portfolio (1)
Performing
Non Performing
Non Performing
Performing
(1) Includes Other/Coal/Refining

E&P Underwriting
Typical Oil & Gas Reserve based loan
(75% producing reserves and 25% non-producing)
$100 - value using NYMEX oil and gas prices
$ 85 -  Amegy risk-adjusted reserves (i.e. collateral value)
$ 68 - apply Amegy prices (80% of NYMEX)
$ 51 - loan value 75% adv. rate (25% of reserves hedged)
$ 41 - loan value 60% adv. rate (no hedging)
Note: Average utilization on facilities ~55%.
($ in Million’s)
*

NYMEX Oil Prices vs. Amegy Price Deck

$150.00
$130.00
$110.00
$90.00
$70.00
$50.00
$30.00
$10.00
$ / Bbl
NYMEX Historical
EOM 12-Month Strip
(Average of next 12 months contracts)
NYMEX Forward EOM
12-Month Strip as of
1/14/10
Market Price
80% - Amegy
Base Case
60% - Amegy
Stress Case
Mar-00
Sep-00
Mar-01
Sep-01
Mar-02
Sep-02
Mar-03
Sep-03
Mar-04
Sep-04
Mar-05
Sep-05
Mar-06
Sep-06
Mar-07
Sep-07
Mar-08
Sep-08
Mar-09
Sep-09
Mar-10
Sep-10
Mar-11
Sep-11
Mar-12
Sep-12
NYMEX
Amegy Strip Base
Amegy Strip Sensitivity

AmegyBank

Crude Oil Price Deck
*

NYMEX Natural Gas Prices vs. Amegy Price Deck

$ / MMBtu
$15.00
$13.00
$11.00
$9.00
$7.00
$5.00
$3.00
$1.00
NYMEX Historical EOM 12-Month Strip
(Average of next 12 months contracts)
NYMEX Forward EOM
12-Month Strip as of
1/14/10
Market Price
80% - Amegy
Base Case
60% - Amegy
Stress Case
Mar-00
Sep-00
Mar-01
Sep-01
Mar-02
Sep-02
Mar-03
Sep-03
Mar-04
Sep-04
Mar-05
Sep-05
Mar-06
Sep-06
Mar-07
Sep-07
Mar-08
Sep-08
Mar-09
Sep-09
Mar-10
Sep-10
Mar-11
Sep-11
Mar-12
Sep-12
NYMEX
Amegy Strip Base
Amegy Strip Sensitivity

123

Natural Gas Price Deck

Why E&P Companies Can Operate in a Low Price Environment

$ in Millions

F&D Cost
G&A Expense
Production Tax
Operating Expense
$40
$30
$20
$10
$0
$9.72
$2.96
$3.36
$11.50
$14.17
$3.47
$3.75
$12.60
$14.71
$4.49
$4.06
$14.28
$9.27
$5.02
$5.02
$17.20
$3.23
$2.40
$15.18

Operating Costs ($ per BOE)	2005	2006	2007	2008	3Q2009
Operating Expense	$11.50	$12.60	$14.28	$17.20	$15.18
Production Tax	$3.36	$3.75	$4.06	$5.02	$2.40
G&A Expense	$2.96	$3.47	$4.49	$5.02	$3.23
Cash Cost	$17.82	$19.83	$22.82	$27.24	$20.81
F&D Cost	$9.72	$14.17	$14.71	$9.27	Not available
Total Cost	$27.54	$34.00	$37.53	$50.20	Not available
Average Realized Price	$36.53	$43.08	$51.65	$65.15	$41.60

AmegyBank

($ per Barrel of Oil Equivalent)

Non Performing 1.1%
Performing 98.9%

Non Performing 2.4%
Performing 97.6%

AmegyBank

*

Commitments
$1.7 Billion
Outstanding
$730 Million
12/31/09
Credit Quality - Energy Services Portfolio (1)
Performing
Non Performing
Non Performing
Performing
Includes Energy Service Commitments >$1MM bank wide
(1) Includes Other/Coal/Refining

U. S. Rotary Rig Count
Active Rigs
Active Rigs
5,000
4,000
3,000
2,000
1,000
0
$140
$120
$100
$80
$60
$40
$20
$0
Crude Oil Price $ / Barrel
73 75 77 79 81 83 85 87 89 91 93 95 97 99 01 03 05 07 09
74 76 78 80 82 84 86 88 90 92 94 96 98 00 02 04 06 08 10
January 1973 - January 29, 2010
Sources: Baker-Hughes, Energy Information Administration (DOE), WTRG Economics
WTRG Economics ©2010
www.wtrg.com
(479) 293-4081

*
U.S. Rig Count: A Driver of Service Demand

Services - Credit Quality Drivers
…all lessons learned from the 1980’s
• Dramatic decline in prices and industry capx.
• Excessive financial leverage in “up cycle” generally via junior debt.
• Term lending to companies directly tied to well site activity.
• Certain other subsegments just not appropriate for senior term debt (seismic, rigs, etc.)
• Strong balance sheets and experienced sponsors a key.
• Amegy is one of only a few banks with an Energy Services
 specialty.
*

What Drives Future Energy Demand?
Two main drivers:
DEVELOPED
 1 billion people use 85%
 of modern energy.
UNDER DEVELOPED
3 billion people use the
 other 15%.
 2 billion people aspire to
 greater energy use.
Source: Simmons & Company International
*

Annual Barrels Per Person Use		
	Population (Millions)	Per Capita Energy Use	Per Capita Oil Use
U.S.	285	60.0	23.4
Canada	31	69.0	22.7
Australia	20	42.2	13.9
Japan	130	28.4	14.0
Spain	40	25.8	13.8
Mexico	100	10.1	6.0
Brazil	175	7.6	3.5
China	1,300	6.6	1.5
India	1,050	2.4	0.8
Bangladesh	140	0.8	0.2

AmegyBank

A Sampling Of Energy Use
Source: Simmons & Company International
*

120
100
80
60
40
20
0
1980
1985
1990
1995
2000
2005
2010
2015
2020
2025
2030
2035

AmegyBank

eia

Richard Newell, SAIS, December 14, 2009
Annual Usage
quadrillion Btu
Coal
Liquid fuels
Natural gas
Projections
History
Nuclear
Liquid biofuels
Renewables (excluding liquid biofuels)
Source: Annual Energy Outlook 2010
Fossil fuels will continue as
the dominant source of energy
*

OPEC Surplus Crude Oil Production Capacity
Million barrels per day
7
6
5
4
3
2
1
0
Forecast
1999
2001
2003
2005
2007
2009
2011

Note: Shaded area represents 1999-2009 average (2.9 million barrels per day)

Short-Term Energy Outlook, January 2010

U.S. Energy Information Administration

AmegyBank

 OPEC: The Only Source of Excess Oil Capacity
*

Upstream Spending ($mm)
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
Upstream Costs Incurred ($mm)
$120
$100
$80
$60
$40
$20
$0
WTI (US$/bbl)
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008E
2009E

SIMMONS & COMPANY
INTERNATIONAL

AmegyBank

*
SCI 2009 Expectation = 15
-20% decline Y/Y
2008 Expected costs of
$350-375B
Development Costs
Exploration Costs
SCI Estimate Costs
WTI ($/bbl)
Upstream Spending to Decline in 2009/2010
Jeff Dietert jdietert@simmonsco-intl.com Houston: 1.713.546.7245

Mowry
Gammon
Excello/Mulky
Bakken
New Albany
86–160 tcf
Antrim
35–76 tcf
Horton
Bluff
Niobrara
Green River
Baxter
Utica
Mancos
Monterey
Marcellus
McClure
Huron
Cane Creek
Chattanooga
Hovenweep
Lewis and
Mancos
97 tcf
Pierre
Palo Duro
Floyd and
Conasauga/Neal
Barnett and
Woodford
Barnett
25–252 tcf
Haynesville/
Bossier
Fayetteville
Woodford
Caney and
Woodford
Pearsall

North American Development Economics

Location	Break Even Price	Gross Up 15% ROC Price
Marcellus	$4.75	$5.46
Fayetteville	$5.22	$6.00
Haynesville	$5.32	$6.12
Rockies	$5.56	$6.39
Barnett	$5.67	$6.52
Woodford	$6.10	$7.01
North America Weighted Average	$6.19	$7.12
Canada Conventional (B.C./Sask.)	$6.56	$7.54
U.S. Conventional	$6.60	$7.59
Canada Conventional (Alberta)	$7.07	$8.13

AmegyBank

Source: CIBC World Markets and Gas Technology Institute

Gas Shale Plays: A New Dimension

Year	Production BCFD	Average Decline	Lost Production BCFD	Production Added BCFD	Avg Rig Count	Gas Wells Drilled	Wells Drilled Per Rig
1997	51.6	21%	10.8		563	11,186	
1998	52.1	23%	11.9	12.4	560	11,127	19.86
1999	51.6	23%	12.0	11.5	496	11,121	22.42
2000	52.6	25%	12.9	13.9	720	16,935	23.51
2001	53.7	24%	12.6	13.8	939	21,959	23.39
2002	51.9	27%	14.5	12.6	691	17,225	24.92
2003	52.3	28%	14.5	15.0	872	20,587	23.61
2004	50.9	29%	15.2	13.7	1,025	23,728	23.15
2005	49.5	30%	15.3	13.9	1,186	27,782	23.42
2006	50.6	32%	15.8	16.9	1,372	31,984	23.31
2007	52.8	33%	16.7	18.9	1,465	32,481	22.17
2008	56.2	34%	18.0	21.3	1,498	32,901	21.96
2009	57.5	34%	19.1	20.4	796	18,820	23.64
2010	55.7	34%	19.5	17.8	788	18,286	23.19
2011	57.2	34%	18.9	20.4	884	20,178	22.83

2009-2011 Forecast based onSCI Natural Gas Supply Demand Model

Source: EIA, SmithBits, HPDI, Simmons & Company International

AmegyBank

*
Adding to Production…But, Shorter Life
U.S. Domestic Production Sensitivities

30
25
20
15
10
1990
1995
2000
2005
2010
2015
2020
2025
2030
2035

AmegyBank

*
Richard Newell, SAIS, December 14, 2009
Import share of natural gas supply declines
as domestic supply grows
trillion cubic feet
Consumption
Domestic supply
Net imports
Projections
History
AEO2010 reference case
Updated AEO2009 reference case
2%
6%
13%
Source: Annual Energy Outlook 2010

•Increased production costs and tight supply will provide upward price pressure

AmegyBank

Outlook
Amegy’s Energy Team
 •Experienced Team
 •Conservative Underwriting Standards
 •Active use of Hedging
 •Diversified Energy Portfolio
Industry Condition
 •Consolidation has resulted in larger companies with stronger balance sheets and access to multiple capital sources
Price Outlook
 •Continued Price Volatility
 •Increased Global Oil & Gas Demand
*

Amegy Bank of Texas
4400 Post Oak Parkway
Houston, TX 77027
End of Presentation

Small Business Lending / C&I
Loan Deep Dive
Scott Anderson
Bruce Alexander
Stanley Savage
Dallas Haun

WA, 3%
AZ, 3%
NV, 5%
CO, 5%
TX, 37%
CA, 19%
UT, 27%

ZIONS BANCORPORATION

A COLLECTION OF GREAT BANKS

Commercial & Industrial Loans - By Geography
Relative Size of Portfolio
• C&I loans account for
 approximately 25% of total
 loans, excluding FDIC
 supported assets.
Geography of Term CRE
• Based on affiliate, C&I loans
 are most significantly
 concentrated in Texas and
 Utah.
 • $1.8 billion, or
 approximately half of
 Amegy’s C&I exposure
 is within the energy
 industry

C&I Oustanding Balance (000's)
8,000,000
7,000,000
6,000,000
5,000,000
4,000,000
3,000,000
2,000,000
1,000,000
-
AVG: $114
AVG: $1,634
AVG: $3,802
AVG: $6,964
AVG: $11,894
AVG: $17,425
AVG: $23,256
AVG: $38,041
<$1mm
$1mm-$3mm
$3mm-$5mm
$5mm-$10mm
$10mm-$15mm
$15mm-$20mm
$20mm-$30mm
$30mm+

ZIONS BANCORPORATION
A COLLECTION OF GREAT BANKS

Commercial & Industrial Average Loan Size and Distribution

$12B
$10B
$8B
$6B
$4B
$2B
$0B
Total C&I
Total C&I - Nonaccrual
Total C&I - NCOs
4Q05
2Q06
4Q06
2Q07
4Q07
2Q08
4Q08
2Q09
4Q09

$300M
$250M
$200M
$150M
$100M
$50M
$0M
Total C&I - Nonaccrual
Total C&I - NCOs
4Q05
2Q06
4Q06
2Q07
4Q07
2Q08
4Q08
2Q09
4Q09

Source: summation of call reports of all affiliates. NALs for CA exclude FDIC supported assets. NCOs normalize for significant credit (charged off in 2Q09, substantial recovery in 4Q09

ZIONS BANCORPORATION
A COLLECTION OF GREAT BANKS

Commercial & Industrial Trends - Growth, NAL, NCO

ZION Commercial Revolving Line of Credit
Bank Balance as a % of Total Commitment
44%
43%
42%
41%
40%
39%
38%
44%
39%
39%
Sep-07
Dec-07
Mar-08
Apr-08
May-08
Jun-08
Jul-08
Aug-08
Sep-08
Oct-08
Nov-08
Dec-08
Jan-09
Feb-09
Mar-09
Apr-09
May-09
Jun-09
Jul-09
Aug-09
Sep-09
Oct-09
Nov-09
Dec-09

ZIONS BANCORPORATION

A COLLECTION OF GREAT BANKS

Commercial & Industrial Line Usage

Millions
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
Construction
Finance
Manufacturing
Oil and Gas
Other
R/E Investment & Development
Retail Trade
Service
Transport
Wholesale Trade
Outstanding Balance
NAL

% NAL by NAICS

Construction	Finance	Manufacturing	Oil & Gas	Other	R/E Investment	Retail Trade	Service	Transport	Wholesale Trade
5.0%	2.0%	4.5%	5.2%	2.6%	4.0%	3.5%	3.9%	1.7%	5.9%

ZIONS BANCORPORATION
A COLLECTION OF GREAT BANKS

C&I Outstanding Balance vs. Non Accrual Loans - NAICS

SBA 7(a) Lending
	Bank	FY 2009 # of Loans	FY 2009 Dollars	Average Loan Size
1	Superior Financial Group, LLC	2,690	$27,177,500	$10,103
2	Wells Fargo & Company	2,156	$678,221,500	$314,574
3	U.S. Bank	1,896	$261,602,982	$137,976
4	Zions Bancorporation	1,367	$138,153,300	$101,063
5	JPMorgan Chase & Co	1,250	$136,576,000	$109,261
Market Rankings:
• Arizona (NBA) - #6
 • 23 loans / $7,039,000
• California (CB&T) - #5
 • 152 loans / $24,754,700
• Colorado (VBC) - #5
 • 55 loans / $12,314,300
• Idaho (ZFNB) - #1
 • 165 loans / $15,520,500
• Nevada (NSB) - #4
 • 23 loans / $3,894,100
• Oregon/Washington (Commerce)
 • 14 loans / $3,251,600
• Texas (Amegy) - #7
 • 64 loans / $11,937,800
• Utah (ZFNB) - #1
 • 869 loans / $59,396,300
Source: U.S. Small Business Administration - Fiscal Year 2009

ZIONS BANCORPORATION
GREENWICH ASSOCIATES
A COLLECTION OF GREAT BANKS

Small Business Banking:
National Awards:
• Overall Satisfaction
• Relationship Manager Performance
• Financial Stability
• Overall Treasury Management
Regional Awards:
• Overall Satisfaction - West
• Overall Satisfaction - Treasury Management -
 West
What Others Say About Us
2009 Greenwich Excellence Awards
in Small Business and Middle Market Banking
Middle Market Banking
National Awards:
• Overall Satisfaction
• Personal Banking
• Relationship Manager Performance
• Credit Policy
• Financial Stability
• Overall Treasury Management
• Accuracy of Operations
• Customer Service
• Treasury Product Capabilities
Regional Awards:
• Overall Satisfaction - West
• Overall Satisfaction - Treasury Management - West

100
90
80
70
60
50
40
30
40
50
60
70
80
90
100
Willingness to Lend Net Performance
Overall Financial Stability Net Performance
Zions
US Bank
Bank of The West
Comerica
Bank of America
Citigroup
UBOC
JPMorgan/ Wamu
Wells Fargo/ Wachovia

ZIONS BANCORPORATION
GREENWICH ASSOCIATES
A COLLECTION OF GREAT BANKS

Frost
What Others Say About Us
Overall Financial Stability Compared to Willingness to Lend ($1 - $10 million)
Source: Greenwich Associates, Commercial Banking Study Q2 2009 ($1-$10 million)

Willingness to Lend Net Performance
Overall Financial Stability Net Performance
100
90
80
70
60
50
35
45
55
65
75
85
95
Frost
Comerica
Zions
Bank of The West
JPMorgan/ Wamu
US Bank
Citigroup
Wells Fargo/ Wachovia
Bank of America

ZIONS BANCORPORATION
GREENWICH ASSOCIATES
A COLLECTION OF GREAT BANKS

What Others Say About Us
Overall Financial Stability Compared to Willingness to Lend ($10 - $500 million)
Source: Greenwich Associates, Commercial Banking Study Q2 2009 ($10-$500 million)

Zions Bank Treasury Management Core Strengths
• Sales and Service
 – Aggressive sales culture resulting in very strong market share - near 50% in certain markets.
 • Extensive training implemented in 2008 and 2009 at the local and corporate treasury levels
 • A high percentage of the relationship managers are Treasury Management certified
 – Strong retail merchant service fee income growth in 2009
 – Cross-sell reporting in uncovers new revenue opportunities within our existing portfolio
 – Strong executive management involvement with EVP visits to top clients annually.
 – Speed of resolution on operational issues rated as one of the top bank’s in clients satisfaction by
 Greenwich.
 – Total treasury services billed is double the industry average for 2009 (source: Ernst &Young 26th
 Annual Cash Management Services Survey 2009)
• Products
 – NetDeposits solution for Web-based merchant credit card transactions which interfaces with clients own website.
 – Extensive history in Remote Capture and industry leader since 2004 with over 10,000 scanners deployed nationwide.
 – Successfully developed and deployed the Small Business Package that caters to smaller businesses that need TM services and consolidates the pricing to one low fee.
 – Solidified our front office/ back office partnership to deliver best in class solutions to the treasury markets

C&I - Supplemental
Commercial & Industrial
-
Supplemental
 Information

Indexed Loan Growth: 4Q05=100

UT
TX
CA
AZ
NV
WA
CO
200
175
150
125
100
75
4Q05
1Q06
2Q06
3Q06
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
TX
WA
CO
UT
NV
CA
AZ

ZIONS BANCORPORATION

A COLLECTION OF GREAT BANKS

• The growth rate of C&I
 loans in the last four years
 was strongest in Texas
 • Amegy grew by $2.0
 billion to a peak of
 $4.2 billion in 4Q08
• Colorado grew at the next
 strongest rate, although a
 much smaller segment of
 the franchise
 • Vectra grew by $230
 million to a peak of
 ~$500 million in 4Q08
• California, the third largest
 concentration of C&I
 loans, grew at a more
 moderate rate
 • CB&T grew by ~$340
 million, peaking at
 $2.0 billion in 1Q09
Commercial & Industrial Loan Growth

FY09 Avg. C&I NPLs
FY09 C&I CRE NCOs
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
UT
TX
CA
AZ
NV
WA
CO

ZIONS BANCORPORATION
A COLLECTION OF GREAT BANKS

C&I Nonaccrual Loans and NCOs, by Affiliate (FY09)
C&I Performance
• Loss severity on C&I
 typically runs higher
 than Term CRE or Owner
 -Occupied
• The seven states shown
 equaled 99% of FY09 C&I
 NCOs
• Utah and Nevada losses
 each accounted for 24%
 of total FY09 C&I losses,
 while CA accounted for
 21%

C&I 4Q09 Relative Performance
Relative C&I Concentration
Relative C&I NPL
Relative C&I NCOs
40%
35%
30%
25%
20%
15%
10%
5%
0%
-5%
-10%
UT
TX
CA
AZ
NV
WA
CO

ZIONS BANCORPORATION

A COLLECTION OF GREAT BANKS

C&I accounts for approximately 25% of
 total loans.
Relative to the consolidated total C&I of
 25%,
 – TX and WA have significantly
 more concentration in C&I
 – Texas concentration is largely
 attributable to its energy portfolio
Relative to the consolidated C&I
 nonaccrual ratio,
 – AZ, NV, WA, and CO are all
 experiencing higher levels of
 NALs
Relative to the 4Q09 consolidated NCO
 ratio,
 – AZ and WA were somewhat
 higher, although WA performance
 is strong relative to concentration.
 – TX was slightly better than the
 company weighted average,
 which is strong given the high
 concentration
C&I Relative Concentration & Performance - 4Q09

C&I Outlook
Outlook
• Impediments to growth
 – Weakness in credit trends, adverse to lend to companies
 whose fundamentals are not stabilizing
 – Demand beginning to return, but slow
• Growth opportunities
 – Expanded SBA 7(a) limits
• Key differentiator
 – Local businesses need local decision makers for financing

Investment Securities and
Interest Rate Risk
David Hemingway

CDOs with predominantly bank collateral* (in millions)

Original ratings	December 31, 2009 Par Amount	Par %	Amortized cost Amount	Amortized cost %	Carrying value Amount	Carrying value %	% of carrying value to par 12/31/09	% of carrying value to par 9/30/09	Change 12/31/09 vs 9/30/09
AAA	$ 1,138	52%	$ 944	53%	$ 832	71%	73%	69%	4%
A	949	44%	807	45%	324	28%	34%	37%	-3%
BBB	91	4%	40	2%	15	1%	16%	25%	-9%
	$ 2,178	100%	$ 1,791	100%	$ 1,171	100%	54%	53%	1%

ZIONS BANCORPORATION

A COLLECTION OF GREAT BANKS

CDO Portfolio Summary
•Credit-related OTTI losses $99.3 million in 4Q09
(approximately 95% of the impairment losses had been
previously recognized in OCI)
•Noncredit-related losses on securities of $35.1 million in
4Q09 recognized in OCI
*This table includes $2.2 billion par value of CDOs that are backed predominantly by bank trust preferred securities. The par value of all Bank & Insurance backed CDOs is $2.7 billion

Est. OTTI credit loss impact from further deterioration in PDs
(as of 4Q09)
OTTI Credit Losses ($ in millions)
450
400
350
300
250
200
150
100
50
-
0%
5%
10%
15%
20%
25%
30%
35%
40%
45%
50%
55%
60%
65%
70%
75%
80%
85%
90%
95%
100%
Deterioration in PDs %
Moderate Stress
Adverse Stress
Extreme Stress

PDs get worse by=>	0%	+25%	+37.5%	+50%	+100%
Moderate Stress	-	(34)	(49)	(74)	(171)
Adverse Stress	-	(66)	(98)	(139)	(285)
Extreme Stress	(223)	(286)	(306)	(334)	(424)

ZIONS BANCORPORATION

A COLLECTION OF GREAT BANKS

CDO Stress Testing
“Deterioration in PDs %” means that the default
curve applied to the performing collateral of
each deal is made worse by the percentage
indicated. Thus a deal with a default curve of
5% stressed to a 25% “Deterioration in PDs %”
would have a 6.25% defaults applied to it, a
deal with 20% would go 25% and so forth.
Thus a “Deterioration in PDs %” stress of 100%
would double the PD curve being applied to a
deal's collateral.
•Moderate Stress - The PD curve that was
applied to the performing collateral of each
CDO deal in the 4Q09 pricing run is increased
by the % indicated and the resultant values
were used to estimate OTTI losses.
•Adverse Stress - Incorporates all of the
deterioration of PDs applied to the performing
collateral, but also stresses the PDs applied to
collateral in deferral by the same deterioration
percentages. PDs on deferring collateral are
used to estimate the value of the potential for
this collateral to cure in the future through
recovery or re-performance.
•Extreme Stress - This is a very severe stress
scenario that uses the “Moderate Stress”
assumptions for performing collateral, but also
immediately defaults all deferring collateral
instantly with no recovery and no probability to
re-perform in the future.

Date of Deferral; Number of Banks
Quarter in which the bank deferred - and has since defaulted
Quarter in which bank deferred - and has not defaulted
Q1-04
Q3-07
Q4-07
Q1-08
Q2-08
Q3-08
Q4-08
Q1-09
Q2-09
Q3-09
Q4-09
Q1-10

Date of Deferral; Aggregate Collateral from Banks Deferring
$ millions
Quarter in which bank deferred - and has since defaulted
Quarter in which bank deferred - and has not defaulted
15.00
18.00
11.50
8.50
375.25
376.40
23.00
204.50
82.00
552.64
281.00
317.45
425.70
535.74
679.56
255.28
800.77
478.03
190.17

As of 2-9-10

ZIONS BANCORPORATION

A COLLECTION OF GREAT BANKS

History of Bank Deferrals & Defaults in Zions’ CDOs

Default History; Number of Banks Defaulted
Jumped to Default
Previously Deferring
Q1-04 Q3-07 Q4-07 Q1-08 Q2-08 Q3-08 Q4-08 Q1-09 Q2-09 Q3-09 Q4-09 Q1-10
0 1 0 0 1 5 4 9 12 16 17 5
0 0 1 2 1 1 1 0 0

Default History; Aggregate Collateral from Banks Defaulted
$ millions
Collateral Defaults by Quarter
Q1-04 Q3-07 Q4-07 Q1-08 Q2-08 Q3-08 Q4-08 Q1-09 Q2-09 Q3-09 Q4-09 Q1-10
11.50 38.00 519.90 164.50 117.00 229.14 790.53 739.69 36.50

As of 2-9-10

ZIONS BANCORPORATION
A COLLECTION OF GREAT BANKS

History of Bank Deferrals & Defaults in Zions’ CDOs

History of Bank Deferrals & Defaults in Zions' CDOs

Universe of Failed Banks vs. Banks in CDOs
Failed Banks
60
50
40
30
20
10
0
2
0
2
1
10
6
11
6
21
10
24
13
50
17
38
17
16
5
Q1 2008
Q2 2008
Q3 2008
Q4 2008
Q12009
Q2 2009
Q3 2009
Q4 2009
Q1 2010
Quarter
Universe
Zions CDOs

As of 2-8-10

ZIONS BANCORPORATION

A COLLECTION OF GREAT BANKS

50 Largest Bank Exposures

not including defaults

Bank Name	Aggregate Exposure	Percent of Bank Collateral
Beal Bank Nevada	359,640,000	2.02%
E*TRADE Bank	312,650,000	1.75%
BankAtlantic	222,000,000	1.24%
F.N.B. Corporation	179,200,000	1.00%
Wintrust Financial Corporation	172,000,000	0.96%
Flagstar Bank, FSB	165,000,000	0.92%
PNC Financial Services Group, Inc.	162,571,000	0.91%
Lauritzen Corporation	162,000,000	0.91%
Wells Fargo & Company	158,825,000	0.89%
First BanCorp.	140,400,000	0.79%
M&T Bank Corporation	139,739,000	0.78%
Sterling Financial Corporation	137,750,000	0.77%
New York Community Bancorp, Inc.	134,000,000	0.75%
Huntington Bancshares Incorporated	132,208,000	0.74%
Santander Bancorp	128,000,000	0.72%
Umpqua Holdings Corporation	123,000,000	0.69%
First Banks, Inc.	109,500,000	0.61%
Pacific Capital Bancorp	95,330,000	0.53%
International Bancshares Corporation	95,000,000	0.53%
Bank of America Corporation	94,810,000	0.53%
CVB Financial Corp.	91,600,000	0.51%
Central Pacific Financial Corp.	85,000,000	0.48%
First Commonwealth Financial Corporation	81,000,000	0.45%
PacWest Bancorp	80,000,000	0.45%
Integra Bank Corporation	79,500,000	0.45%

ZIONS BANCORPORATION
A COLLECTION OF GREAT BANKS

50 Largest Aggregate Bank CDO Exposures (1 through 25)
Data as of 12-31-09
Among the top 50 bank
exposures, the average
cumulative 5 year default
probability being applied is:
•Performing Banks = 7.2%
•Deferring Banks = 38.7%

50 Largest Bank Exposures
not including defaults

Bank Name	Aggregate Exposure	Percent of Bank Collateral
New York Private Bank & Trust Corporation	79,500,000	0.45%
Sun Bancorp, Inc.	78,500,000	0.44%
Marshall & Ilsley Corporation	77,000,000	0.43%
Intrust Financial Corporation	75,000,000	0.42%
Citigroup Inc.	74,356,375	0.42%
Fifth Third Bancorp	72,500,000	0.41%
Harleysville National Corporation	72,500,000	0.41%
MB Financial, Inc.	72,500,000	0.41%
First Mariner Bancorp	71,500,000	0.40%
National Penn Bancshares, Inc.	71,000,000	0.40%
Hanmi Financial Corporation	70,000,000	0.39%
South Financial Group, Inc.	68,700,000	0.39%
United Bankshares, Inc.	68,000,000	0.38%
Boston Private Financial Holdings, Inc.	64,500,000	0.36%
WesBanco, Inc.	64,250,000	0.36%
Banner Corporation	64,000,000	0.36%
Glacier Bancorp, Inc.	64,000,000	0.36%
Capitol Bancorp Ltd.	63,000,000	0.35%
Northwest Savings Bank (MHC)	62,500,000	0.35%
Bank of the Ozarks, Inc.	62,000,000	0.35%
East West Bancorp, Inc.	62,000,000	0.35%
First National Bank Group, Inc.	60,000,000	0.34%
Olney Bancshares of Texas, Inc.	60,000,000	0.34%
PrivateBancorp, Inc.	60,000,000	0.34%
Midwest Banc Holdings, Inc.	59,000,000	0.34%
Totals	5,337,029,375	29.92%
Averages	106,740,588	0.60%

Data as of 12-31-09

ZIONS BANCORPORATION

A COLLECTION OF GREAT BANKS

50 Largest Aggregate Bank CDO Exposures (26 through 50)

Asset Sensitivity

Asset Sensitivity
Fixed-rate loans:
 – 27% of portfolio
 – Duration of about 1 year
Variable-rate loans:
 – 73% of portfolio
 – Floors on 46% of variable-rate loans (79% of those loans are at the floor rate)
 – Swaps: $760 million (Pay Floating, Receive Fixed)
 • Continual reduction of interest rate swaps (increasing asset sensitivity)

Amount (in $Millions)
2,000
1,800
1,600
1,400
1,200
1,000
800
600
400
200
0
25
50
75
100
125
150
175
200
225
250
275
300+
Basis Points "In the Money"

ZIONS BANCORPORATION
A COLLECTION OF GREAT BANKS

Loans with Floors (as of 12/31/09)

ZIONS BANCORPORATION
EFFECTIVE DURATION REPORT
December 31, 2009

- Slow Deposit Response	Duration		
	Asset	Liability	Equity
Amegy Bank	0.79	1.71	-5.1
California Bank & Trust	1.46	1.91	-1.8
Commerce Bank of Oregon	0.19	1.45	-4.8
Commerce of Washington	0.58	1.50	-6.0
National Bank of Arizona	1.10	1.66	-2.0
Nevada State Bank	0.86	1.58	-2.9
Vectra Bank Colorado	1.17	1.91	-2.8
Zions First National Bank	1.10	0.98	2.1
Zions Bancorporation - Parent	0.76	3.21	6.6
Total Zions Bancorporation	1.08	1.55	-2.9

- Fast Deposit Response	Duration		
	Asset	Liability	Equity
Amegy Bank	0.79	1.41	-3.5
California Bank & Trust	1.43	1.51	0.8
Commerce Bank of Oregon	0.18	0.78	-2.4
Commerce of Washington	0.57	1.23	-4.4
National Bank of Arizona	1.07	1.22	0.2
Nevada State Bank	0.85	1.45	-2.3
Vectra Bank Colorado	1.15	1.38	-0.2
Zions First National Bank	1.06	0.75	3.7
Zions Bancorporation - Parent	0.74	3.23	6.6
Total Zions Bancorporation	1.05	1.26	-0.8

ZIONS BANCORPORATION
A COLLECTION OF GREAT BANKS

Duration of Assets, Liabilities, and Equity

Simulation of Net Interest Income - SLOW Response

Change in NII and Total Rate Sensitive Income
under various rate curve scenarios
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
-2.0%
-4.0%
-6.0%
Net Interest Income
Total Rate Sensitive Inc.
-200 bps
-100 bps
+100 bps
+200 bps
+300 bps
Implied
P-0.25
Flat
Steep

ZIONS BANCORPORATION

A COLLECTION OF GREAT BANKS

Simulation of Net Interest Income - FAST Response

Change in NII and Total Rate Sensitive Income

under various rate curve scenarios

4.0%
3.0%
2.0%
1.0%
0.0%
-1.0%
-2.0%
-3.0%
-4.0%
-5.0%
Net Interest Income
Total Rate Sensitive Inc.
-200 bps
-100 bps
+100 bps
+200 bps
+300 bps
Implied
P-0.25
Flat
Steep

ZIONS BANCORPORATION

A COLLECTION OF GREAT BANKS

12-month simulated impact; assumes material demand deposit run-
off in rising rate scenarios

Outlook:
Zions Bancorporation
in 3-5 Years
Harris Simmons

Outlook: Zions Bancorporation in 3-5 Years
• Revenue drivers
 – Macroeconomic advantage
 • Western population growth profile continues to remain strong relative to U.S.
 – Spread Expansion
 • Incremental loans have a NIM near 5.0%
 • Higher capital levels within the industry likely to translate to higher spreads
 – Loan Portfolio Growth: Rebalancing in 2010-2011
 • Construction loans peaked at approximately 24% of loans, now 14%
 – Expect significant declines to continue as loans mature in 2010, although some will move into the Term CRE portfolio
 – Long term expected concentration: 11% +/- 2%
 • Increase government-sponsored lending programs, e.g. SBA

Outlook: Zions Bancorporation in 3-5 Years (continued)
 • Term CRE and Owner-Occupied CRE
 – Growth trends more stable than construction and C&I
 – Continued soft CMBS market provides opportunity
 – Continued focus on SBA programs, tenants with more predictable cash flow
 • Commercial & Industrial
 – Zions is a relationship-based bank - avoid transaction-only customers
 – Outstanding opportunity in small- and middle-market business loans
 – Early evidence of stabilization in C&I loan balances beginning to emerge

 • Consumer
 – Residential prime and superprime jumbo mortgage
 » Absence in the marketplace
 » Capital friendly
 » Low LTV, no gimmicks
 – Credit cards
 » Strong credit performance
 » Good value proposition for customers - avoided teaser rates and gimmicks
• Securities Portfolio
 – Near term
 • At the bottom of rate environment, avoiding long-term, fixed-rate securities
 – Long term
 • Moderately increase exposure to high quality and liquid investments
Outlook: Zions Bancorporation in 3-5 Years (continued)

Outlook: Zions Bancorporation in 3-5 Years (continued)
• Expense controls
 – Strong expense controls
 – Successful at bringing costs down to help offset the increase in non-interest expense related to credit
 – Expect significant improvement in credit related expenses over the 3-5 year horizon
 • Partially offset by increase in salary
• Fee income
 – Trust and Contango
 • Good platform, fits Zions’ customer profile
 • Organic growth, with possible augmentation via acquisition

• Conclusion
 – Natural growth likely due to footprint
 – Near term portfolio rebalancing
 – Strong spread expansion likely with maturing loans and new customers
 – Less nonperforming asset drag
 – Credit costs (both provision and non-interest expense) likely to experience significant improvement
Outlook: Zions Bancorporation in 3-5 Years (continued)

Zions "Normalized" Income Statement
($ millions)

	4Q09 Actual	Adjustments	Assumptions
Net Income	-$184.1		
Net Income Applicable to Common	-$176.5		
LL Provision	-$390.7	$339.7	To 50 bp
Prov'n for Unfunded Com'ts	-$19.2	$17.3	10% of current
OREO Expense	-$38.3	$34.5	10% of current
Sec's Impairment Losses	-$99.3	$99.3	Elim
Other Sec's Gains/Losses-net	$21.8	-$21.8	Elim
Impairment loss on GW	-$2.2	$2.2	Elim
Foregone NPA income	$0.0	$26.6	Elim
		$497.8	
Taxes @ .38		-$189.1	
Change to Net Income		$308.6	
Elim "Neg" Pref'd Div & TARP Div		-$14.7	
Change to Net Inc to Common		$293.9	
Adj Net Income		$124.5	
Adj Net Inc Appl' to Common		$117.4	
Add: CDI Amortization, after tax		$6.3	
Adj Tang Net Inc Appl' to Common		$123.7	

ZIONS BANCORPORATION
A COLLECTION OF GREAT BANKS

Outlook: Zions Bancorporation in 3-5 Years (continued)

Zions "Normalized" ROE and EPS
($ millions)

4Q09 Annualized:	
Adj Net Income	$498.0
Adj Net Inc Appl' to Common	$469.6
Adj. Tangible Inc Appl' to Common	$494.8
Common Equity	$4,189.9
Adj Return on Common Equity	11.2%
Tangible Common Equity	$3,061.3
Adj Tang Return on TCE	16.2%
Adj Net Income to Common	$469.6
Current share count	150.4
Adj EPS--current share count	$3.12

ZIONS BANCORPORATION
A COLLECTION OF GREAT BANKS

Outlook: Zions Bancorporation in 3-5 Years (continued)

ZIONS BANCORPORATION

A COLLECTION OF GREAT BANKS

ZIONS BANCORPORATION

2010 Investor Day
February 11, 2010
Salt Lake City